John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Goldman Sachs Group, Inc.

Co-Manager(s)

         BB&T Capital Markets                        SMBC Nikko

         BBVA Securities                                  Standard Chartered Bank

         Commerzbank                                      SunTrust Robinson Humphrey

         Fifth Third Securities, Inc.                     UniCredit Capital Markets

         HSBC                                                  U.S. Bancorp Investments, Inc.

         Lloyds Bank Corporate Markets          Wells Fargo Securities

         Mizuho Securities USA Inc.                  Cabrera Capital Markets, LLC

         Morgan Keegan & Company, Inc.        Drexel Hamilton, LLC

(2)         Names of Issuers: Goldman Sachs Group

(3)         Title of Securities: GS 3.625 2/07/16 c#38143USC6

(4)         Date of First Offering: 4/28/11

(5)         Amount of Total Offering:  $1,350,000,000

(6)         Unit Price of Offering: $100.466

Comparable Securities

1) JP Morgan – c#46625HHR4

2) Morgan Stanley – c#6174467N3

3) Bank of America – C#06051GED7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)     Years of Issuer’s Operations: 126

(9)     Trade Date:  4/28/11

(10)   Portfolio Assets on Trade Date: $608,058,798

(11)   Price Paid per Unit: $100.466

(12)   Total Price Paid by Portfolio: 665,000  bonds @ $100.466 = $673,857.62

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $100.466 = $20,266,394.46

(14)   % of Portfolio Assets Applied to Purchase

0.11%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         126 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/28/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                JP Morgan

         Citigroup Global Markets Inc                   Mitsubishi UFJ Securities USA Inc

         Credit Agricole Corp and Inv Bank/         Morgan Stanley

         Credit Suisse                                           RBS Securities Corp

         Deutsche Bank Securities Inc                   SunTrust Robinson Humphrey

         Wells Fargo & Co

Co-Manager(s)

         Fifth Third Securities Inc                          US Bancorp Investments Inc

         PNC Capital Markets                              Williams Capital Group LP

         Scotia Capital Inc

(2)         Names of Issuers: Express Scripts Inc

(3)         Title of Securities: ESRX 3.125 5/15/16 c# 302182AF7

(4)         Date of First Offering: 4/27/11

(5)         Amount of Total Offering:  $1,500,000,000.00

(6)         Unit Price of Offering: $ 99.597

Comparable Securities

1) DGX  – c# 74834LAR1

2) MCK – c# 58155QAC7

3) LH – c# 50540RAH5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  4/27/11

(10)   Portfolio Assets on Trade Date: $612,292,959

(11)   Price Paid per Unit: $99.597

(12)   Total Price Paid by Portfolio: 1,420,000 bonds @ $99.597 = $1,414,277.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        55,000,000 bonds @ $99.597 = $54,778,350.00

(14)   % of Portfolio Assets Applied to Purchase

0.232%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Citigroup Global Markets Inc                   BNP Paribas

         Morgan Stanley                                       RBC Capital Markets

Co-Manager(s)

         Bradesco BBI                                         Banco do Brasil Securities

         CIBC                                                      US Bancorp Investments Inc

         Commerzbank                                         Wells Fargo Securities LLC

         PNC Capital Markets

(2)         Names of Issuers: Ford Motor Credit Company LLC

(3)         Title of Securities: F 5 5/15/18 c# 345397VT7

(4)         Date of First Offering: 4/28/11

(5)         Amount of Total Offering:  $1,250,000,000

(6)         Unit Price of Offering: $ 100.000

Comparable Securities

1) F  – c# 345397VP5

2) BSX – c# 101137AK3

3) RIFP – c# 714264AA6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.80%)

(8)     Years of Issuer’s Operations: 52

(9)     Trade Date:  4/28/11

(10)   Portfolio Assets on Trade Date: $612,292,959

(11)   Price Paid per Unit: $100.000

(12)   Total Price Paid by Portfolio: 1,830,000 bonds @ $100 = $1,830,000.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        43,350,000 bonds @ $100 = $43,350,000

(14)   % of Portfolio Assets Applied to Purchase

0.299%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         52 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/28/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Merrill Lynch Pierce Fenner & Smith       JP Morgan Securities

         Goldman

Co-Manager(s)

         Citigroup Global Markets Inc                   Scotia Capital Inc

         Deutsche Bank Securities Inc                   US Bancorp Investments Inc

         HSBC Securities                                     Wells Fargo Securities LLC

(2)                        Names of Issuers: The Gap Inc

(3)                        Title of Securities: GPS 5.95 04/12/21 c# 364760AK4

(4)                        Date of First Offering: 4/7/11

(5)                        Amount of Total Offering:  $1,250,000,000.00

(6)                        Unit Price of Offering: $ 99.650

Comparable Securities

1) JCP  – c# 708130AD1

2) JWN – c# 655664AN0

3) LTD – c# 532716AT4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)     Years of Issuer’s Operations: 42

(9)     Trade Date:  4/7/11

(10)   Portfolio Assets on Trade Date: $612,292,959

(11)   Price Paid per Unit: $99.650

(12)   Total Price Paid by Portfolio: 1,705,000 bonds @ $99.650 = $1,699,032.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        64,000,000 bonds @ $99.650 = $63,776,000.00

(14)   % of Portfolio Assets Applied to Purchase

0.277%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         42 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                Wells Fargo & Co

         Citigroup Global Markets Inc                   Goldman Sachs & Co

Co-Manager(s)

         Aladdin Capital LLC                               Samuel A Ramirez & Co Inc

         Banca IMI                                               Williams Capital Group LP

         Mizuho Securities USA Inc

(2)         Names of Issuers: AT&T Inc

(3)         Title of Securities: T 2.95 5/15/16 c# 00206RAW2

(4)         Date of First Offering: 4/26/11

(5)         Amount of Total Offering:  $1,750,000,000.00

(6)         Unit Price of Offering: $ 99.818

Comparable Securities

1) VZ  – c# 92343VAY0

2) VZW – c# 92344SAL4

3) TELEFO – c# 87938WAN39

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)     Years of Issuer’s Operations: 28

(9)     Trade Date:  4/26/11

(10)   Portfolio Assets on Trade Date: $612,292,959

(11)   Price Paid per Unit: $99.818

(12)   Total Price Paid by Portfolio: 1,425,000 bonds @ $99.818 = $1,422,406.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        55,000,000 bonds @ $99.818 = $54,899,900.00

(14)   % of Portfolio Assets Applied to Purchase

0.233%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/26/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                Goldman Sachs & Co

         Citigroup Global Markets Inc                   Wells Fargo & Co

Sr. Co-Manager

         Williams Capital Group LP

Co-Manager(s)

         Banca IMI                                               Mizuho Securities USA Inc

Jr. Co-Manager(s)

         Aladdin Capital LLC                               Samuel A Ramirez & Co Inc

(2)                        Names of Issuers: AT&T Inc

(3)                        Title of Securities: T 4.45 05/15/21 c# 00206RAX0

(4)                        Date of First Offering: 4/26/11

(5)                        Amount of Total Offering:  $1,250,000,000

(6)                        Unit Price of Offering: $99.925

Comparable Securities

1) VZ 4.6 4/21, c# 92343VAX2

2) DTV 4.5 2/21, c# 25459HAW5

3) TELEFO 5.462 21, c# 05904734

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)     Years of Issuer’s Operations: 28

(9)     Trade Date:  4/26/11

(10)   Portfolio Assets on Trade Date: $612,292,959

(11)   Price Paid per Unit: $99.925

(12)   Total Price Paid by Portfolio: 1,245,000  bonds @ $99.925 = $1,244,066.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        42,000,000 bonds @ $99.925 = $41,968,500.00

(14)   % of Portfolio Assets Applied to Purchase

0.203%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/26/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                JP Morgan

         Citigroup Global Markets Inc                   RBS Securities Inc

         Goldman Sachs & Co                              Wells Fargo Securities LLC

Co-Manager(s)

         Bank of New York                                  Mitsubishi UFJ Securities USA Inc

         Barclays Capital                                      Mizuho Securities USA Inc

         BBVA Securities Inc                               Morgan Stanley

         BNP Paribas                                           Santander Investment Securities In

         CastleOak Securities LP                          Scotia Capital Inc

         Credit Suisse                                           Standard Chartered Bank (US)

         Deutsche Bank Securities Inc                   TD Securities USA LLC

         Guzman & Co                                         UBS Securities LLC

         HSBC Securities                                     US Bank NA

(2)         Names of Issuers: Wal-Mart Stores

(3)         Title of Securities: WMT 1 5/8 4/15/14 c# 931142DA8

(4)         Date of First Offering: 4/11/11

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.730

Comparable Securities

1) TGT – c# 87612EAM84

2) HD – c# 437076AR3

3) CVS – c# 126650AV2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%)

(8)     Years of Issuer’s Operations: 49

(9)     Trade Date:  4/11/11

(10)   Portfolio Assets on Trade Date: $612,292,959

(11)   Price Paid per Unit: $99.730

(12)   Total Price Paid by Portfolio: 1,415,000  bonds @ $99.730 = $1,411,179.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        40,000,000 bonds @ $99.730 = $39,892,000.00

(14)   % of Portfolio Assets Applied to Purchase

0.230%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/11/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                JP Morgan Securities

         Citigroup Global Markets Inc                   RBS Securities

         Goldman Sachs & Co                              Wells Fargo Securities LLC

Co-Manager(s)

         Bank of New York                                  Mitsubishi UFJ Securities USA Inc

         Barclays Capital                                      Mizuho Securities USA Inc

         BBVA Securities Inc                               Morgan Stanley

         BNP Paribas                                           Santander Investment Securities In

         CastleOak Securities LP                          Scotia Capital Inc

         Credit Suisse                                           Standard Chartered Bank (US)

         Deutsche Bank Securities Inc                   TD Securities USA LLC

         Guzman & Co                                         UBS Securities LLC

         HSBC Securities                                     US Bank NA

(2)         Names of Issuers: Wal-Mart Stores

(3)         Title of Securities: WMT 2.8 04/15/16, c# 931142DC4

(4)         Date of First Offering: 4/11/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $ 99.631

Comparable Securities

1) TGT c#87612EAN6

2)  HD c#437076AP7

3)  CVS c#126650BE9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)     Years of Issuer’s Operations: 49

(9)     Trade Date:  4/11/11

(10)   Portfolio Assets on Trade Date: $612,292,959

(11)   Price Paid per Unit: $99.631

(12)   Total Price Paid by Portfolio: 1,415,000 bonds @ $99.631 = $1,409,778.65

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        40,000,000 bonds @ $99.631 = $39,852,400

(14)   % of Portfolio Assets Applied to Purchase

0.230%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/11/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                JP Morgan

         Citigroup Global Markets Inc                   RBS Securities Inc

         Goldman Sachs & Co                              Wells Fargo Securities LLC

Co-Manager(s)

         Bank of Tokyo Mitsubishi Trust Co         Mizuho Securities USA Inc

         Bank of New York Mellon Corp/The      Morgan Stanley

         Barclays Capital                                      Santander Investment Securities In

         BBVA Securities Inc                               Scotia Capital

         BNP Paribas                                           TD Securities

         CastleOak Securities LP                          UBS Securities

         Credit Suisse                                           USB Capital Resources

         Deutsche Bank Securities Inc

         Guzman & Co

         HSBC Securities

(2)         Names of Issuers: The Wal-Mart Stores

(3)         Title of Securities: WMT 5 5/8 04/15/41, c# 931142DB6

(4)         Date of First Offering: 4/11/11

(5)         Amount of Total Offering:  $2,000,000,000.00

(6)         Unit  Price of Offering: $98.084

Comparable Securities

1) TGT - c# 87612EAU0

2) HD - c# 437076AV4

3) CVS  - c# 126650BX7

(7)        Underwriting Spread or Commission

            Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations: 49

(9)     Trade Date:  4/11/11

(10)   Portfolio Assets on Trade Date: $612,292,959

(11)   Price Paid per Unit: $98.084

(12)   Total Price Paid by Portfolio: 885,000  bonds @ $98.084 = $868,043.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $98.084 = $24,521,000

(14)   % of Portfolio Assets Applied to Purchase

0.142%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/11/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                JP Morgan

         Citigroup Global Markets Inc                   RBS Securities Inc

         Goldman Sachs & Co                              Wells Fargo Securities LLC

Co-Manager(s)

         Bank of Tokyo Mitsubishi Trust Co         Mizuho Securities USA Inc

         Bank of New York Mellon Corp/The      Morgan Stanley

         Barclays Capital                                      Santander Investment Securities In

         BBVA Securities Inc                               Scotia Capital

         BNP Paribas                                           TD Securities

         CastleOak Securities LP                          UBS Securities

         Credit Suisse                                           USB Capital Resources

         Deutsche Bank Securities Inc

         Guzman & Co

         HSBC Securities

(2)         Names of Issuers: The Wal-Mart Stores

(3)         Title of Securities: WMT 5 5/8 04/15/41, c# 931142DB6

(4)         Date of First Offering: 4/11/11

(5)         Amount of Total Offering:  $2,000,000,000.00

(6)         Unit Price of Offering: $98.084

Comparable Securities

1) TGT - c# 87612EAU0

2) HD - c# 437076AV4

3) CVS  - c# 126650BX7

(7)        Underwriting Spread or Commission

            Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations: 49

(9)     Trade Date:  4/11/11

(10)   Portfolio Assets on Trade Date: $612,292,959

(11)   Price Paid per Unit: $98.084

(12)   Total Price Paid by Portfolio: 885,000  bonds @ $98.084 = $868,043.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $98.084 = $24,521,000

(14)   % of Portfolio Assets Applied to Purchase

0.142%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/11/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Managers:                                Bank of America Merrill Lynch,

      Deutsche Bank Securities,               RBC Capital Markets,

      Wells Fargo Securities

(2)         Names of Issuers: Masonite International 8.25%

(3)         Title of Securities: MHM 8.25%

(4)         Cusip: 575384AF9

(5)         Date of First Offering: 4/8/2011

(6)         Amount of Total Offering: $275,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Hanson Australia	5.25	3/15/2013	Building Materials	3.036
Vulcan Materials	5.6	11/30/2012	Building Materials	3.367
Interface	7.625	12/1/2018	Building Materials	6.705

(8)     Underwriting Spread or Commission: 1.875%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 4/8/2011

(11)   Portfolio Assets on Trade Date: $630,968,743

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 500,000 bonds @ $100.00 = $500,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

2,000,000 bonds @ $100.00 = $2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.079%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/8/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                 Bank of America Merrill Lynch,

      Deutsche Bank Securities,               JP Morgan Securities

Co-Managers:                                    BBVA Securitites,

      Comerica Securities,                       US Bancorp,

      Wells Fargo Securities

(2)                     Names of Issuers: Vail Resorts 6.5%

(3)                     Title of Securities:  MTN 6.5%

(4)                     Cusip: 91879QAJ8

(5)                     Date of First Offering: 4/11/2011

(6)                     Amount of Total Offering: $390,000,000

(7)                     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Speedway Motors	6.75	2/1/2019	Leisure	6.538
Royal Caribbean	6.875	12/1/2013	Leisure	3.805
ClubCorp OP	10	12/1/2018	Leisure	9.47

(8)     Underwriting Spread or Commission

1.75%

(9)     Years of Issuer’s Operations

         > 3 years

(10)   Trade Date

         4/11/2011

(11)   Portfolio Assets on Trade Date

$631,553,544

(12)   Price Paid per Unit

         100

(13)   Total Price Paid by Portfolio

         475,000 bonds @ $100.00 = $475,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

2,000,000 bonds @ $100.00 = $2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.075%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/11/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Managers:                                Bank of America,

      BNP Paribas,                                 JP Morgan Securities,

      Wells Fargo

Co-Managers:                                    Capital One,

      Comerica,                                      HSBC,

      Natixis,                                           PNC Capital

(2)                     Names of Issuers: Sesi LLC 6.375%

(3)                     Title of Securities: SPN 6.375%

(4)                     Cusip: 78412FAJ3

(5)                     Date of First Offering: 4/20/2011

(6)                     Amount of Total Offering: $500,000,000

(7)                     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CCG Veritas	7.75	5/15/2017	Oil Field Equipment & Services	6.153
Key Energy Services	6.75	3/1/2021	Oil Field Equipment & Services	6.300
Pride International	8.5	6/15/2019	Oil Field Equipment & Services	4.729

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 4/20/2011

(11)   Portfolio Assets on Trade Date: $637,520,792

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio

         125,000 bonds @ $100.00 = $125,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,500,000 bonds @ $100.00 = $1,500,000

(15)   % of Portfolio Assets Applied to Purchase

0.0196%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/20/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Merrill Lynch Pierce Fenner & Smit

      Morgan Keegan & Co                       Wells Fargo Securities LLC

Co-Manager(s)                                     CIBC World Markets

      Mizuho Securities USA Inc                PNC Capital Markets

      Scotia Capital Inc                              SMBC Nikko Capital Markets Ltd

      Synovus Securities Inc                       TD Securities

      US Bancorp Investments Inc

(2)         Names of Issuers: ENERGEN CORP

(3)         Title of Securities: EGN 4 5/8 9/1/21 C#29265NAS7

(4)         Date of First Offering: 08/2/11

(5)         Amount of Total Offering:  $400,000,000

(6)         Unit Price of Offering: $99.988

Comparable Securities

1) KERR-MCGEE CORP– C# 492386AU1

2) El Paso Pipeline Partners - C# 28370TAA7

3) ENERGY TRANSFER PARTNERS– C# 29273RAN9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  58

(9)     Trade Date: 8/02/11

(10)   Portfolio Assets on Trade Date: $ 576,015,128.21

(11)   Price Paid per Unit: $99.988

(12)   Total Price Paid by Portfolio: 1,320,000  bonds @ $99.988 = $1,319,841.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        40,000,000 bonds @ $99.988 = $39,995,200

(14)   % of Portfolio Assets Applied to Purchase

         0.229%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         58 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  BNP Paribas

      Citigroup Global Markets Inc                Goldman Sachs & Co

Co-Manager(s)                                        Bank of America Merrill Lynch

      Credit Suisse Securities USA LLC        Deutsche Bank Securities Inc

      HSBC Securities                                  Wells Fargo & Co

(2)         Names of Issuers: Coca-Cola Co

(3)         Title of Securities: KO 1.8 9/01/16 C#191216AS9

(4)         Date of First Offering: 08/03/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.98

Comparable Securities

1) PEPSICO INC – C# 713448BT4

2) WAL-MART STORES INC - C# 931142DC4

3) ANHEUSER-BUSCH INBEV WOR – C# 03523TBA5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  119

(9)     Trade Date: 8/03/11

(10)   Portfolio Assets on Trade Date: $ 576,077,112.18

(11)   Price Paid per Unit: $99.98

(12)   Total Price Paid by Portfolio: 990,000  bonds @ $99.98 = $989,802.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        32,000,000 bonds @ $99.98 = $31,993,600.00

(14)   % of Portfolio Assets Applied to Purchase

         0.172%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         119 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               BNP Paribas

               Citigroup Global Markets Inc             Goldman Sachs & Co

Co-Manager(s)                                     Bank of America Merrill Lynch

               Credit Suisse                                     Deutsche Bank Securities Inc

               HSBC Securities                               Wells Fargo Securities LLC

(2)         Names of Issuers: Coca-Cola Co

(3)         Title of Securities: KO 3.3 9/01/21 C#191216AT7

(4)         Date of First Offering: 08/03/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.913

Comparable Securities

1) PEPSICO INC – C# 713448BW7

2) WAL-MART STORES INC - C# 931142DD2

3) ANHEUSER-BUSCH INBEV WOR – C# 03523TBB3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  119

(9)     Trade Date: 8/03/11

(10)   Portfolio Assets on Trade Date: $ 576,077,112.18

(11)   Price Paid per Unit: $99.913

(12)   Total Price Paid by Portfolio: 825,000  bonds @ $99.913 = $824,282.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        28,000,000 bonds @ $99.913 = $27,975,640.00

(14)   % of Portfolio Assets Applied to Purchase

         0.143%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         119 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Goldman Sachs & Co

      JP Morgan Securities

Co-Manager(s)                                           Merrill Lynch Pierce Fenner & Smit

      Mitsubishi UFJ Securities USA Inc          RBC Capital Markets LLC

      Wells Fargo Securities LLC                     BMO Capital Markets Corp

      Fifth Third Securities Inc                          Mizuho Securities USA Inc

      SunTrust Robinson Humphrey Inc            US Bancorp Investments Inc

(2)         Names of Issuers: OGLETHORPE POWER CORP

(3)         Title of Securities: OGLETH 5 ¼ 9/50 C#677050AH9

(4)         Date of First Offering: 08/16/11

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $99.80

Comparable Securities

1) Public Service Colorado – C# 744448CE

2) Duke Energy Carolinas - C# 26442CAH

3) Florida Power Corp– C# 341099CN

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  37

(9)     Trade Date: 8/16/11

(10)   Portfolio Assets on Trade Date: $574,764,627.73

(11)   Price Paid per Unit: $99.80

(12)   Total Price Paid by Portfolio: 495,000  bonds @ $99.80 = $494,010

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $99.80 = $19,960,000

(14)   % of Portfolio Assets Applied to Purchase

         0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         37 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/16/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Bank of America Merrill Lynch

      Barclays Capital                                      Citigroup Global Markets In

      JP Morgan                                              Wells Fargo Securities LLC

Co-Manager(s)                                           Bank of New York

      Bank of Tokyo Mitsubishi Trust Co         BBVA Securities Inc

      BNP Paribas                                           Credit Suisse

      Intesabci SpA/Chicago                            Mizuho Securities USA Inc

      RBS Securities Corp                               Scotia Capital Inc

      Societe Generale                                     Standard Chartered Bank (US)

      UBS Securities LLC

(2)         Names of Issuers: OCCIDENTAL PETROLEUM COR

(3)         Title of Securities: OXY 1 ¾ 2/15/17 C#674599CB9

(4)         Date of First Offering: 08/15/11

(5)         Amount of Total Offering:  $1,250,000,000

(6)         Unit Price of Offering: $99.046

Comparable Securities

1) Apache Corp – C# 037411AS

2) Shell Int'l Fin - C# 822582AQ

3) BP Capital Markets PLC – C# 05565QBQ

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  91

(9)     Trade Date: 8/15/11

(10)   Portfolio Assets on Trade Date: $572,507,765.84

(11)   Price Paid per Unit: $99.046

(12)   Total Price Paid by Portfolio: 660,000  bonds @ $99.046 = $653,703.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $99.046 = $24,761,500

(14)   % of Portfolio Assets Applied to Purchase

         0.114%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         91 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/15/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Bank of America Merrill Lynch

      Barclays Capital                                      Citigroup Global Markets In

      JP Morgan                                              Wells Fargo Securities LLC

Co-Manager(s)                                           Bank of New York

      Bank of Tokyo Mitsubishi Trust Co         BBVA Securities Inc

      BNP Paribas                                           Credit Suisse

      Intesabci SpA/Chicago                            Mizuho Securities USA Inc

      RBS Securities Corp                               Scotia Capital Inc

      Societe Generale                                     Standard Chartered Bank (US)

      UBS Securities LLC

(2)         Names of Issuers: OCCIDENTAL PETROLEUM COR

(3)         Title of Securities: OXY 3.125 2/15/22 C#674599CC7

(4)         Date of First Offering: 08/15/11

(5)         Amount of Total Offering:  $900,000,000

(6)         Unit Price of Offering: $98.093

Comparable Securities

1) Apache Corp – C# 037411AX

2) Shell Int'l Fin - C# 822582AM

3) BP Capital Markets PLC – C# 05565QBR

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  91

(9)     Trade Date: 8/15/11

(10)  Portfolio Assets on Trade Date: $572,507,765.84

(11)   Price Paid per Unit: $98.093

(12)   Total Price Paid by Portfolio: 330,000  bonds @ $98.093 = $323,706.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        12,000,000  bonds @ $98.093 = $11,771,160

(14)   % of Portfolio Assets Applied to Purchase

         0.056%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         91 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/15/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Bank of America Merrill Lynch

      Goldman Sachs & Co                        JP Morgan Securities

      Morgan Stanley                                 Wells Fargo Securities LLC

Co-Manager(s)

N/A

(2)         Names of Issuers: RECKSON OPERATING PRTSHP

(3)         Title of Securities: SLG 5 08/15/18 C#75625AAC8

(4)         Date of First Offering: 08/02/11

(5)         Amount of Total Offering:  $250,000,000

(6)         Unit Price of Offering: $99.817

Comparable Securities

1) BRANDYWINE OPER PARTNERS – C# 105340AL

2) KILROY REALTY LP - C# 49427RAH

3) DUKE REALTY LP – C# 26441YAQ

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)     Years of Issuer’s Operations:  16

(9)     Trade Date: 8/02/11

(10)   Portfolio Assets on Trade Date: $ 576,015,128.21

(11)   Price Paid per Unit: $99.817

(12)   Total Price Paid by Portfolio: 995,000  bonds @ $99.817 = $993,179.15

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000  bonds @ $99.817 = $19,963,400

(14)   % of Portfolio Assets Applied to Purchase

         0.172%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         16 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   8/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                        JP Morgan Securities

         Merrill Lynch Pierce Fenner & Smith       Wells Fargo Securities LLC

Co-Manager(s)                                              PNC Capital Markets

         US Bancorp Investments Inc                    Williams Capital Group LP

(2)         Names of Issuers: CNA Financial Corp

(3)         Title of Securities: CNAFNL 5.75 8.21 c#126117AR1

(4)         Date of First Offering: 2/9/11

(5)         Amount of Total Offering:  $400,000,000.00

(6)         Unit Price of Offering: $ 99.626

Comparable Securities

1) HIG – c#416515AZ7

2) ACE – c#00440EAM9

3) ALL – c#020002AX9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)     Years of Issuer’s Operations: 114

(9)     Trade Date:  2/9/11

(10)   Portfolio Assets on Trade Date: $586,439,792

(11)   Price Paid per Unit: $99.626

(12)   Total Price Paid by Portfolio: 245,000 bonds @ $99.626 = $244,083.70

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        7,000,000 bonds @ $99.626 = $6,973,820

(14)   % of Portfolio Assets Applied to Purchase

0.041%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         114 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Book Runner:

               Goldman Sachs Loop Capital,        Morgan Stanley

Sr Mgr: Mesirow Financial,                         William Blair

Co-Sr Mgr:                                                  BMO Capital,

               Edward Jones,                                Northern Trust Co

Co-Mgrs:                                                     Estrada Hinojosa & Co,

               Fidelity Capital Markets,                 George K Baum,

               RBC Capital,                                  Wells Fargo

(2)         Names of Issuers: Illinois State GO

(3)         Title of Securities: ILS 5.365 3.1.17 c#452152HS3

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $900,000,000

(6)         Unit Price of Offering: $ 100

(2)         Unit Price of Offering: $ 100

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)     Years of Issuer’s Operations: 193

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $592,271,126

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 525,000 bonds @ $100 = $525,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $100 = $15,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         193 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Book Runner:

               Goldman Sachs Loop Capital,        Morgan Stanley

Sr Mgr: Mesirow Financial,                         William Blair

Co-Sr Mgr:                                                  BMO Capital,

               Edward Jones,                                Northern Trust Co

Co-Mgrs:                                                     Estrada Hinojosa & Co,

               Fidelity Capital Markets,                 George K Baum,

               RBC Capital,                                  Wells Fargo

(2)         Names of Issuers: Illinois State GO

(3)         Title of Securities: ILS 5.665 3.1.18 c#452152HT1

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $900,000,000

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)     Years of Issuer’s Operations: 193

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $592,271,126

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 525,000 bonds @ $100 = $525,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000 bonds @ $100 = $15,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         193 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Book Runner:

               Goldman Sachs Loop Capital,        Morgan Stanley

Sr Mgr: Mesirow Financial,                         William Blair

Co-Sr Mgr:                                                  BMO Capital,

               Edward Jones,                                Northern Trust Co

Co-Mgrs:                                                     Estrada Hinojosa & Co,

               Fidelity Capital Markets,                 George K Baum,

               RBC Capital,                                  Wells Fargo

(2)         Names of Issuers: Illinois State GO

(3)         Title of Securities: ILS 5.877 3.1.19 c#452152HU8

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $900,000,000

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)     Years of Issuer’s Operations: 193

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $592,271,126

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 525,000 bonds @ $100 = $525,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $100 = $15,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         193 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                              Citigroup Global Markets Inc

               Goldman Sachs & Co                              JP Morgan Securities

               Merrill Lynch Pierce Fenner & Smit         US Bancorp Investments Inc

Co-Manager(s)                                                    Banca IMI

               Barclays Capital                                      BBVA Securities Inc

               Commerz Markets LLC                          Credit Agricole Securities USA Inc

               Danske Markets                                      ING Financial Markets

               Mitsubishi UFJ Securities USA Inc          RBS Securities Inc

               Standard Chartered Bank (US)                TD Securities USA LLC

               UniCredit Capital Markets Inc                 Wells Fargo Securities LLC

(2)         Names of Issuers: Johnson Controls Inc.

(3)         Title of Securities: JCI 1.75 3.1.14 c#478366AV9

(4)         Date of First Offering: 2/1/11

(5)         Amount of Total Offering:  $450,000,000

(6)         Unit Price of Offering: $ 99.967

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)     Years of Issuer’s Operations:  126

(9)     Trade Date:  2/1/11

(10)   Portfolio Assets on Trade Date: $588,385,223

(11)   Price Paid per Unit: $99.967

(12)   Total Price Paid by Portfolio: 695,000  bonds @ $99.967 = $694,770.65

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         23,500,000 bonds @ $99.967 = $23,492,245.00

(14)   % of Portfolio Assets Applied to Purchase

0.117%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         126 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/1/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                                 Citigroup Global Markets Inc

               Goldman Sachs & Co                                 JP Morgan Securities

               Merrill Lynch Pierce Fenner & Smit            US Bancorp Investments Inc

Co-Manager(s)                                                       Banca IMI

               Barclays Capital                                         BBVA Securities Inc

               Commerz Markets LLC                             Credit Agricole Sec USA Inc

               Danske Markets                                         ING Financial Markets

               Mitsubishi UFJ Securities USA Inc             RBS Securities Inc

               Standard Chartered Bank (US)                   TD Securities USA LLC

               UniCredit Capital Markets Inc                    Wells Fargo Securities LLC

(2)         Names of Issuers: Johnson Controls Inc.

(3)         Title of Securities: JCI 5.7 3.1.41 c#478366AW7

(4)         Date of First Offering: 2/1/11

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $ 99.708

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 126

(9)     Trade Date:  2/1/11

(10)   Portfolio Assets on Trade Date: $588,385,223

(11)   Price Paid per Unit: $99.708

(12)   Total Price Paid by Portfolio: 260,000 bonds @ $99.708 = $259,240.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         7,500,000   bonds @ $99.708 = $7,478,100

(14)   % of Portfolio Assets Applied to Purchase

0.044

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         126 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/1/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                           Barclays Capital

                        Deutsche Bank Securities Inc                Merrill Lynch Pierce Fenner & Smit

                        RBS Securities Inc                                Wells Fargo Securities LLC

         Joint Lead Managers                                       Credit Agricole Securities USA Inc

                        Mitsubishi UFJ Securities USA Inc       Scotia Capital Inc

                        SG Americas Securities LLC                SunTrust Robinson Humphrey

         Co-Manager(s)                                                 ANZ Securities

                        BNY Mellon Capital Markets LLC       Comerica Securities

                        HSBC Securities                                  SMBC Nikko Capital Markets Ltd

                        US Bancorp Investments Inc

(2)         Names of Issuers: L-3 Communications Corp

(3)         Title of Securities: LLL 4.95 2.21 c#502413BA4

(4)         Date of First Offering: 2/2/11

(5)         Amount of Total Offering:  $650,000,000.00

(6)         Unit Price of Offering: $ 99.429

Comparable Securities

1) LMT – c#539830AT6

2) RTN – c#755111BR1

3) BA – c#097023AZ8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 14

(9)     Trade Date:  2/2/11

(10)   Portfolio Assets on Trade Date: $587,184,334

(11)   Price Paid per Unit: $99.429

(12)   Total Price Paid by Portfolio: 420,000 bonds @ $99.429 = $417,601.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         19,000,000  bonds @ $99.429 = $18,891,510.00

(14)   % of Portfolio Assets Applied to Purchase

0.071%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         14 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Book Running Mgrs:

               BofA Merrill Lynch,                        JP Morgan

Co-Mgrs:                                                     Mitsubishi,

               Rabo Securities,                             Scotia,

               Wells Fargo,                                   Fifth Third Securities,

               PNC Capital Markets LLC

(2)         Names of Issuers: McKesson Corp.

(3)         Title of Securities: MCK 3.25 3.1.16 c#58155QAC7

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.661

Comparable Securities

1) SPG – c#828807CC9

2) VNO – c#929043AF4

3) VTR – c#92276MAU9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 178

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $592,271,126

(11)   Price Paid per Unit: $99.661

(12)   Total Price Paid by Portfolio: 245,000 bonds @ $99.661 = $244,169.45

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         19,000,000 bonds @ $99.661 = $18,935,590.00

(14)   % of Portfolio Assets Applied to Purchase

0.041%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         178  years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Book Running Mgrs:                  BofA

               Merrill Lynch,                           JP Morgan

Co-Mgrs:                                               Mitsubishi,

               Rabo Securities,                       Scotia,

               Wells Fargo,                             Fifth Third Securities,

               PNC Capital Markets LLC

(2)         Names of Issuers: McKesson Corp

(3)         Title of Securities: MCK 6 3.1.41 c#58155QAE3

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $ 98.536

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 178

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $592,271,126

(11)   Price Paid per Unit: $98.536

(12)   Total Price Paid by Portfolio: 245,000 bonds @ $98.536 = $241,413.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         9,000,000 bonds @ $98.536 = $8,868,240.00

(14)   % of Portfolio Assets Applied to Purchase

0.040%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         178 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                           Barclays Capital

               Deutsche Bank Securities Inc                UBS Securities LLC

               Wells Fargo Securities LLC

Co-Manager(s)                                                 BNY Mellon Capital Markets LLC

               Citigroup Global Markets Inc                Credit Suisse Securities USA LLC

               Goldman Sachs & Co                           JP Morgan Securities

               KeyBanc Capital Markets                    Merrill Lynch Pierce Fenner & Smit

               Morgan Stanley & Co Inc                     RBS Securities Inc

               US Bancorp Investments Inc

(2)         Names of Issuers: Unitedhealth Group Inc.

(3)         Title of Securities: UNH 5.95 2.15.41 c#91324PBQ4

(4)         Date of First Offering: 2/14/2011

(5)         Amount of Total Offering:  $350,000,000

(6)         Unit Price of Offering: $ 99.474

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 37

(9)     Trade Date:  2/14/2011

(10)   Portfolio Assets on Trade Date: $587,644,979

(11)   Price Paid per Unit: $99.474

(12)   Total Price Paid by Portfolio: 1,395,000 bonds @ $99.474 = $1,387,662.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         45,000,000 bonds @ $99.474 = $44,763,300

(14)   % of Portfolio Assets Applied to Purchase

0.236%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

      Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         37 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/14/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:              Barclays Capital,

      BNP Paribas,                                    Citigroup Global,

      Credit Agricole,                                 Credit Suisse,

      RBC Capital,                                     RBS Securities,

      Wells Fargo Sec

Co-Managers:                                       BBVA Sec,

      BMO Nesbitt Burns Inc,                    Capital One Bank,

      Comerica,                                         ING Bank,

      Scotia Capital Inc,                             Societe Generale,

      UBS Securities,                                 US Bancorp

(2)                     Names of Issuers: Linn Energy 6.5%

(3)         Title of Securities: Line 6.5%

(4)         Cusip: 536022AG1

(5)         Date of First Offering: 5/10/2011

(6)         Amount of Total Offering: $750,000,000

(7)         Unit Price of Offering: 99.232

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	6.625	5/1/2021	Energy - Exploration & Production	6.625
Newfield Exploration	6.875	2/1/2020	Energy - Exploration & Production	5.915
Pioneer Natural Resources	7.5	1/15/2020	Energy - Exploration & Production	5.546

(8)     Underwriting Spread or Commission: 1.875%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 5/10/2011

(11)   Portfolio Assets on Trade Date: $652,952,766

(12)   Price Paid per Unit: 99.232

(13)   Total Price Paid by Portfolio: 475,000 bonds @ $99.232 = $471,352

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

2,000,000 bonds @ $99.232 = $1,984,640

(15)   % of Portfolio Assets Applied to Purchase

.072%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     510/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                                    JP Morgan Securities

Merrill Lynch Pierce Fenner & Smith

Wells Fargo Securities LLC

Co-Manager(s)

                                    KeyBanc Capital Markets

Mitsubishi UFJ Securities USA Inc

Mizuho Securities USA Inc

RBC Capital Markets

(2)         Names of Issuers: Reinsurance Group of America

(3)         Title of Securities: RGA 5 6/01/21 c#759351AJ8

(4)         Date of First Offering: 5/24/11

(5)         Amount of Total Offering:  $400,000,000.00

(6)         Unit Price of Offering: $ 99.447

Comparable Securities

1) AWH – c#01959EAB4

2) RNR – c#759891AA2

3) AXS – c#05463HAA9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  38

(9)     Trade Date:  5/24/11

(10)   Portfolio Assets on Trade Date: $614,981,510.44

(11)   Price Paid per Unit: $99.447

(12)   Total Price Paid by Portfolio: 885,000 @ $99.447   = $880,105.95

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        29,000,000 bonds @ $99.447 = $28,839,630.00

(14)   % of Portfolio Assets Applied to Purchase

0.14%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         38 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/24/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books         Citigroup Global Markets Inc

      RBS Securities Corp                   Goldman Sachs & Co

Co-Manager(s)

      Barclays Capital                          Loop Capital Markets LLC

      CastleOak Securities LP              Morgan Stanley

      Credit Suisse                               Santander Investment Securities

      Deutsche Bank Securities Inc       Scotia Capital Inc

      HSBC Securities                         Wells Fargo Securities LLC

      JP Morgan

(2)         Names of Issuers: Altria Group

(3)         Title of Securities: MO 4.75 5/5/21 c# 02209SAL7

(4)         Date of First Offering: 5/2/11

(5)         Amount of Total Offering:  $1,500,000,000

(6)         Unit Price of Offering: $99.575

Comparable Securities

1) Altria  – c# 02209SAJ2

2) Philip Morris – c# 718172AK5

3) Lorillard – C# 544152AB7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 189

(9)     Trade Date:  5/2/11

(10)   Portfolio Assets on Trade Date: $620,268,204

(11)   Price Paid per Unit: $99.575

(12)   Total Price Paid by Portfolio:

995,000 bonds @ $99.575 = $990,771.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         30,000,000 bonds @ $99.575 = $29,872,500

(14)   % of Portfolio Assets Applied to Purchase

0.16%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         189 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books          Morgan Stanley

      Scotia Capital Inc                         Societe Generale Securities Corp

      US Bancorp Investments Inc        Wells Fargo & Co

Co-Manager(s)

(2)         Names of Issuers: Western Gas Partners

(3)         Title of Securities: WES 5.375 6/1/21 c# 958254AA2

(4)         Date of First Offering: 5/9/11

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $98.778

Comparable Securities

1) Puget Sound – c# 745310AC6

2) Duquesne Light – c# 266233AD7

3) CMS Energy – C# 125896BG4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 3

(9)     Trade Date:  5/9/11

(10)   Portfolio Assets on Trade Date: $620,268,204

(11)   Price Paid per Unit: $98.778

(12)   Total Price Paid by Portfolio:

1,305,000 bonds @ $98.778 = $1,289,053.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         31,000,000  bonds @ $98.778 = $30,621,180

(14)   % of Portfolio Assets Applied to Purchase

0.21%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         3 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

                        Credit Suisse                            JP Morgan Securities

                        Merrill Lynch                            RBC

                        UBS                                         Wells Fargo

         Co-Managers:

                        BBVA Securities Inc                BNP Paribas,

                        Capital One Southcoast,           CIBC World Markets,

                        Comerica Securities,                 Credit Agricole

                        ING Financial,                          Keybank,

                        Lloyds TSB Bank,                    Mitsubishi UFJ Sec,

                        Scotia Capital,                          SMBC Nikko Capital

                        SunTrust

(8)                     Names of Issuers: Denbury Resources 6.375%

(9)         Title of Securities: DNR 6.375%

(10)     Cusip: 247916AC3

(11)     Date of First Offering: 2/3/2011

(12)     Amount of Total Offering: $400,000,000

(13)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy – Exploration & Production	7.492
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & Production	6.362
Pioneer Natural	7.5	1/15/2020	Energy – Exploration & Production	6.561

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/3/2011

(11)   Portfolio Assets on Trade Date: $622,305,856

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 475,000 bonds @ $100.00 = $475,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

3,000,000 bonds @ $100.00 = $3,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.076%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

Wells Capital Management                    Date:     2/32/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

      Credit Agricole,                                 Deutsche Bank,

      JP Morgan,                                       Merrill,

      Wells Fargo

Co-Managers:

      Commerz Markets,                            US Bancorp Investments

(14)                 Names of Issuers: Ameristar Casinos Inc 7.5

(15)     Title of Securities: ASCA 7.5%

(16)     Cusip: 03070QAM3

(17)     Date of First Offering: 3/31/2011

(18)     Amount of Total Offering: $800,000,000

(19)     Unit Price of Offering: 99.125

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Harrahs Operating	10	112/15/2015	Gaming	12.277
Shingle Springs	9.375	6/15/2015	Gaming	15.297
Snoqualmie Ent	9.125	2/1/2015	Gaming	13.311

(8)     Underwriting Spread or Commission: 2.00%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 3/31/2011

(11)   Portfolio Assets on Trade Date: $626,748,265

(12)   Price Paid per Unit: 99.125

(13)   Total Price Paid by Portfolio: 875,000 bonds @ 99.125 = $867,343.75

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000 bonds @ 99.125 = $4,956,250

(15)   % of Portfolio Assets Applied to Purchase

0.138%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                   Date:     3/31/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:

               Bank of America,                     PNC Capital,

               RBS, Scotia

Co-Managers:                                       BMO Capital,

               CIBC World Markets,             Mitsubishi,

               US Bancorp,                            Wells Fargo,

               BBVA,                                     Credit Agricole,

               Huntington,                               Santander Investments

(20)                 Names of Issuers: Consol Energy Inc 6.375%

(21)     Title of Securities: CNX 6.375%

(22)     Cusip: 20854PAG4

(23)     Date of First Offering: 3/2/2011

(24)     Amount of Total Offering: $250,000,000

(25)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
International Coal	9.125	4/1/2018	Metals/Mining Excluding Steel	6.152
James River Coal	9.375	6/1/2012	Metals/Mining Excluding Steel	.652
Patriot Coal	8.25	4/30/2018	Metals/Mining Excluding Steel	6.567

(8)     Underwriting Spread or Commission: 1.715%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 3/2/2011

(11)   Portfolio Assets on Trade Date: $629,149,228

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 250,000 bonds @ $100.00 = $250,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @$100.00 = $1,000,000

(15)   % of Portfolio Assets Applied to Purchase

.0397%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Managers-Books:

      Citigroup,                                          Credit Suisse,

      Deutsche Bank,                                 HSBC Securities

Co-Managers:

      Bank of America,                              KKR Capital,

      Mizuho,                                             Suntrust,

      Wells Fargo

(26)                 Names of Issuers: First Data Corp 7.375%

(27)     Title of Securities: FDC 7.375%

(28)     Cusip: 319963BC7

(29)     Date of First Offering: 3/30/2011

(30)     Amount of Total Offering: $750,000,000

(31)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Fidelity National	7.625	7/15/2017	Software/Services	5.762
Sungard Data	7.375	11/1/2018	Software/Services	6.883
JDA Software	8	12/15/2014	Software/Services	4.242

(8)     Underwriting Spread or Commission: 1.55%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 3/30/2011

(11)   Portfolio Assets on Trade Date: $624,000,000

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 250,000 bonds @ $100 = $250,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @ $100 = $1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.04%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                   Date:     3/30/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Managers-Books:                             Deutsche Bank

         Co-Managers:                                             Goldman Sachs,

                        HSBC,                                           JP Morgan,

                        Wells Fargo

(32)                 Names of Issuers: Griffon Corp  7.125%

(33)     Title of Securities: GFF 7.125%

(34)     Cusip: 398433AE2

(35)     Date of First Offering: 3/14/2011

(36)     Amount of Total Offering: $550,000,000

(37)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Hanson Australia	5.25	3/15/2013	Building Materials	3.297
USG Corp	7.75	1/15/2018	Building Materials	8.758
Interface	7.625	2/1/2018	Building Materials	6.251

(8)     Underwriting Spread or Commission: 1.5%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 3/14/2011

(11)   Portfolio Assets on Trade Date: $624,010,944

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 500,000 bonds @ $100 = $500,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

4,500,000 bonds @ $100 = $4,500,000

(15)   % of Portfolio Assets Applied to Purchase

.08%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/14/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Managers-Books:                             Citigroup,

               JP Morgan,                                    Merrill Lynch

Sr/Co-Managers:                                        HSBC,

               Wells Fargo,                                   KeyBanc,

               Mitsubishi,                                      Mizuho,

               PNC Capital,                                 RBS Sec,

               Santander,                                      Williams Capital Group

(38)     Names of Issuers: Limited 6.625%

(39)     Title of Securities: LTD 6.625%

(40)     Cusip: 532716AT4

(41)     Date of First Offering: 3/22/2011

(42)     Amount of Total Offering: $1,000,000,000

(43)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Toys R Us	7.375	9/1/2016	Specialty Retail	6.135
Advance Auto Parts	5.75	5/1/2020	Specialty Retail	4.823
Woolworth Corp	8.5	1/15/2012	Specialty Retail	9.068

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 3/22/2011

(11)   Portfolio Assets on Trade Date: $625,304,472

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 625,000 bonds @$100 = $625,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $100 = $10,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.099%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph

(B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/22/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:                    Credit Suisse,                                             JP Morgan,      RBS Securities,

                        Wells Fargo Securities

         Co-Managers:                                             BNP Paribas,

                        Mitsubishi, Morgan Stanley,            Sun Trust Robinson,

                        Merrill Lynch,                                 Scotia Capital,

                        SMBC Nikko Capital,                    TD Securities,

                        US Bancorp Investments

(44)                 Names of Issuers: Huntington Ingalls 6.875%

(45)     Title of Securities: NOC 6.875%

(46)     Cusip: 446413AA4

(47)     Date of First Offering: 3/4/2011

(48)     Amount of Total Offering: $600,000,000

(49)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
BE Aerospace	6.875	10/1/2020	Aerospace/Defense	6.163
Alliant Techsystems	6.75	4/1/2016	Aerospace/Defense	5.847
Moog Inc	6.25	1/15/2015	Aerospace/Defense	6.873

(8)     Underwriting Spread or Commission: 2.00%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 3/4/2011

(11)   Portfolio Assets on Trade Date: $629,149,228

(12)   Price Paid per Unit:100

(13)   Total Price Paid by Portfolio: 150,000 bonds @ $100 = $150,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,500,000 bonds @ $100 = $1,500,000

(15)   % of Portfolio Assets Applied to Purchase

.024%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/4/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:                    Credit Suisse,

                        JP Morgan,                                    RBS Securities,

                        Wells Fargo Securities

         Co-Managers:                                             BNP Paribas,

                        Mitsubishi,                                      Morgan Stanley,

                        Sun Trust Robinson,                       Merrill Lynch,

                        Scotia Capital,                                SMBC Nikko Capital,

                        TD Securities,                                 US Bancorp Investments

(50)                 Names of Issuers:  Huntington Ingalls 7.125%

(51)     Title of Securities: NOC 7.125%

(52)     Cusip: 446413AC0

(53)     Date of First Offering: 3/4/2011

(54)     Amount of Total Offering: $600,000,000

(55)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
BE Aerospace	6.875	10/1/2020	Aerospace/Defense	6.163
Alliant Techsystems	6.75	4/1/2016	Aerospace/Defense	5.847
Moog Inc	6.25	1/15/2015	Aerospace/Defense	6.873

(8)     Underwriting Spread or Commission: 2.00%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 3/4/2011

(11)   Portfolio Assets on Trade Date: $629,149,228

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 1500,000 bonds @ $100 = $150,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,500,000 bonds @ $100 = $1,500,000

(15)   % of Portfolio Assets Applied to Purchase

.024%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/4/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:                    Barclays Capital,

               BMO Capital,                                BNP Paribas,

               JP Morgan,                                    Scotia,

               Wells Fargo

Co-Managers:                                             BofA,

               Citigroup,                                       ING, Lloyds,

               Morgan Stanley,                             RBC Capital,

               RBS Sec,                                       TD Sec

(56)                 Names of Issuers : Plains & Exploration 6.625%

(57)     Title of Securities: PXP 6.625%

(58)     Cusip: 726505AK6

(59)     Date of First Offering: 3/24/2011

(60)     Amount of Total Offering: $600,000,000

(61)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy - Exploration & Production	6.365
Newfield Exploration	6.875	2/1/2020	Energy - Exploration & Production	5.764
Pioneer Natural Resources	7.5	1/15/2020	Energy - Exploration & Production	5.592

(8)     Underwriting Spread or Commission: 1.5%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 3/24/2011

(11)   Portfolio Assets on Trade Date: $625,103,720

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 500,000 bonds @ $100 = $500,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000 bonds @ $100 = $5,000,000

(15)   % of Portfolio Assets Applied to Purchase

.0799%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/24/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:                    Barclays Capital,                            Merrill,             Mitsubishi,                                                                                   RBC Capital,    Wells Fargo

Co-Managers:                                             BNP Paribas,                                             Capital One,     Credit Agricole,                                                                                     RBS,    UBS,                                        BBVA,                Bosc,                                                                           Comerica,        Keybanc Capital

(62)                 Names of Issuers: Sandridge Energy 7.5%

(63)     Title of Securities: SD 7.5%

(64)     Cusip: 80007PAM1

(65)     Date of First Offering: 3/2/2011

(66)     Amount of Total Offering: $900,000,000

(67)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy - Exploration & Production	6.365
Newfield Exploration	6.875	2/1/2020	Energy - Exploration & Production	5.764
Pioneer Natural Resources	7.5	1/15/2020	Energy - Exploration & Production	5.592

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 3/2/2011

(11)   Portfolio Assets on Trade Date: $629,149,228

(12)   Price Paid per Unit: $100

(13)   Total Price Paid by Portfolio: 250,000 bonds @ $100.00 = $250,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

2,000,000 bonds @ $100 = $2,000,000

(15)   % of Portfolio Assets Applied to Purchase

.0397%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Bank of America Merrill Lynch

         Goldman Sachs & Co                     Morgan Stanley

         RBS Securities Corp

Co-Manager(s)                                     Credit Agricole CIB

         Deutsche Bank Securities Inc          Mitsubishi UFJ Securities USA Inc

         Scotia Capital Inc                           SunTrust Robinson Humphrey

         US Bancorp                                   Wells Fargo Securities LLC

(2)         Names of Issuers: AGL Capital Corp

(3)         Title of Securities: AGL 5.875 3.15.41 c#001192AH6

(4)         Date of First Offering: 3/16/2011

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.833

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 494550BF2

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 155

(9)     Trade Date:  3/16/2011

(10)   Portfolio Assets on Trade Date: $600,974,841

(11)   Price Paid per Unit: $99.833

(12)   Total Price Paid by Portfolio: 700,000 bonds @ $99.833 = $698,831

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $99.833 = $19,966,600

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         155 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/16/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Goldman Sachs & Co

   JP Morgan Securities                               Morgan Stanley & Co Inc

   RBS Securities Inc                                   Wells Fargo Securities LLC

Co-Manager(s)                                        Credit Agricole Securities USA Inc

   Merrill Lynch Pierce Fenner & Smit         Mitsubishi UFJ Securities USA Inc

(2)         Names of Issuers: Quest Diagnostics Inc.

(3)         Title of Securities: DGX 3.2 4.1.16 C#74834LAR1

(4)         Date of First Offering: 3/21/11

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $ 99.907

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 44

(9)     Trade Date:  3/21/11

(10)   Portfolio Assets on Trade Date: $599,303,463

(11)   Price Paid per Unit: $99.907

(12)   Total Price Paid by Portfolio: 525,000 bonds @ $99.907 = $524,511.75

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000 bonds @ $99.907 = $24,976,750

(14)   % of Portfolio Assets Applied to Purchase

0.087%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         44 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/21/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Goldman Sachs & Co

      JP Morgan Securities                               Morgan Stanley & Co Inc

      RBS Securities Inc                                   Wells Fargo Securities LLC

Co-Manager(s)                                           Credit Agricole Securities USA Inc

      Merrill Lynch Pierce Fenner & Smit         Mitsubishi UFJ Securities USA Inc

(2)         Names of Issuers: Quest Diagnostics Inc.

(3)         Title of Securities: DGX 4.7 4.1.21 C#74834LAS9

(4)         Date of First Offering: 3/21/11

(5)         Amount of Total Offering:  $550,000,000

(6)         Unit Price of Offering: $ 99.833

Comparable Securities

1) Boston Scientific c#101137AK3

2) Pfizer c# 717081DB6

3)  Medtronic c#585055AS5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations: 44

(9)     Trade Date:  3/21/11

(10)   Portfolio Assets on Trade Date: $599,303,463

(11)   Price Paid per Unit: $99.833

(12)   Total Price Paid by Portfolio: 245,000 bonds @ $99.833 = $244,590.85

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         7,000,000 bonds @ $99.833 = $6,988,310

(14)   % of Portfolio Assets Applied to Purchase

0.040%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         44 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/21/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Goldman Sachs,                       Citigroup

Co - Mgrs

         CastleOak Securities,               JPMorgan,

         RBS,                                        Wells Fargo

(2)         Names of Issuers: GS Mortgage Securities Corp

(3)         Title of Securities: GSMS 2011-GC3 A4  36248FAG7

(4)         Date of First Offering: 3/23/11

(5)         Amount of Total Offering:  $532,011,000

(6)         Unit Price of Offering: $ 100.9972

Comparable Securities

1) CCCIT – C# 17305EER2

2) DCENT – C# 254683AJ4

3) DCENT – C# 254683AK1

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.0035%).

(8)     Years of Issuer’s Operations: 9

(9)     Trade Date:  3/23/11

(10)   Portfolio Assets on Trade Date: $598,767,032

(11)     Price Paid per Unit: $100.9972

(12)   Total Price Paid by Portfolio: 1,021,000 bonds @ $100.9972 = $1,031,181.41

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        27,000,000 bonds @ $100.9972 = $27,269,244

(14)   % of Portfolio Assets Applied to Purchase

0.172%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         9 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Goldman Sachs,                    Citigroup

   Co - Mgrs                                  CastleOak Securities,

         JPMorgan, RBS,                   Wells Fargo

(2)         Names of Issuers: GS Mortgage Securities Corp

(3)         Title of Securities: GSMS 2011-GC3 A2  36248FAC6

(4)         Date of First Offering: 3/23/11

(5)         Amount of Total Offering:  $399,000,000

(6)         Unit Price of Offering: $ 100.9978

Comparable Securities

1) CCCIT – C# 17305EER2

2) DCENT – C# 254683AJ4

3) DCENT – C# 254683AK1

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.0035%).

(8)     Years of Issuer’s Operations: 9

(9)     Trade Date:  3/23/11

(10)   Portfolio Assets on Trade Date: $598,767,032

(12)     Price Paid per Unit: $100.9978

(12)   Total Price Paid by Portfolio: 759,000 bonds @ $100.9978 = $766,573.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $100.9978 = $20,199,560

(14)   % of Portfolio Assets Applied to Purchase

0.127%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         9 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Barclays Capital

      Deutsche Bank Securities Inc                   JP Morgan Securities

      Merrill Lynch Pierce Fenner & Smit         UBS Securities LLC

      Wells Fargo Securities LLC

Co-Manager(s)                KeyBanc Capital Markets

(2)         Issuer:  Health Care REIT Inc

(3)         Title of Securities: HCN 5.25 1.15.22 c#42217KAW6

(4)         Date of First Offering: 3/9/11

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.339

Comparable Securities

1) Kimco c#49446RAJ8

2) SPG c#828807CD7

3) SKT c#875484AF4

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  41

(9)     Trade Date:  3/9/11

(10)   Portfolio Assets on Trade Date: $595,338,376

(11)   Price Paid per Unit: $99.339

(12)   Total Price Paid by Portfolio: 700,000 bonds @ $99.339 = $695,373

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         37,000,000 bonds @ $99.339 = $36,755,430

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Barclays Capital

      Deutsche Bank Securities Inc                   JP Morgan Securities

      Merrill Lynch Pierce Fenner & Smit         UBS Securities

      Wells Fargo Securities LLC

Co-Manager(s)                KeyBanc Capital Markets

(2)         Names of Issuers: Health Care Reit Inc

(3)         Title of Securities: HCN 6.5 3.15.41 c#42217KAX4

(4)         Date of First Offering: 3/9/11

(5)         Amount of Total Offering:  $400,000,000

(6)         Unit Price of Offering: $ 99.075

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 41

(9)     Trade Date:  3/9/11

(10)   Portfolio Assets on Trade Date: $595,338,376

(11)   Price Paid per Unit: $99.075

(12)   Total Price Paid by Portfolio: 700,000 bonds @ $99.075 = $693,525

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $99.075 = $19,815,000

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Bank of America Merrill Lynch

         Credit Suisse Securities USA LLC        Deutsche Bank Securities Inc

         Goldman Sachs & Co                           JP Morgan

Co-Manager(s)                                     Bank of New York

         Barclays Capital                             Citigroup Global Markets Inc

         Fifth Third Securities Inc                 Morgan Stanley

         RBC Dominion Securities               RBS Securities Corp

         SunTrust Robinson Humphrey         TD Securities USA LLC

         US Bancorp                                   Wells Fargo Securities LLC

         Williams Capital Group LP

(2)         Names of Issuers: Home Depot Inc

(3)         Title of Securities: HD 4.4 4.1.21 C#437076AW2

(4)         Date of First Offering: 3/28/11

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: 99.824

Comparable Securities

1) Target Corp – c#87612EAV8

2) WalMart – c#931142CU5

3) Home Depot – c#437076AT9

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations: 49

(9)     Trade Date:  3/28/11

(10)   Portfolio Assets on Trade Date: $596,889,159

(11)   Price Paid per Unit: $99.824

(12)   Total Price Paid by Portfolio: 880,000 bonds @ $99.824 = $878,451.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $99.824  = $24,956,000

(14)   % of Portfolio Assets Applied to Purchase

0.147%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/28/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

      Barclays Capital                                   RBC Capital Markets SG

      Americas Securities LLC                      TD Securities

Co-Manager(s)                                        Credit Suisse Securities USA LLC

      Deutsche Bank Securities Inc                Goldman Sachs & Co

      ING Financial Markets                         Mitsubishi UFJ Securities USA Inc

      UniCredit Bank AG/New York NY      Wells Fargo Securities LLC

      Commonwealth Bank of Austrailia

(2)         Names of Issuers: Keyspan Gas East

(3)         Title of Securities: NGGLN 5.819 4.41 C#49338CAA1

(4)         Date of First Offering: 3/28/11

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 494550BF2

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  3/28/11

(10)   Portfolio Assets on Trade Date: $596,889,159

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 760,000 bonds @ $100 = $760,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $100 = $25,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.127%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         43 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/28/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     JP Morgan Securities

               Morgan Stanley & Co Inc               SunTrust Robinson Humphrey

               Wells Fargo Securities LLC

Co-Manager(s)                                           CastleOak Securities LP

               Commerz Markets LLC                 Mizuho Securities USA Inc

               US Bancorp Investments Inc

(2)         Names of Issuers: Alabama Power Co

(3)         Title of Securities: SO 5.5 3.15.41 c#010392FD5

(4)         Date of First Offering: 3/3/11

(5)         Amount of Total Offering:  $250,000,000.00

(6)         Unit Price of Offering: $ 99.243

Comparable Securities

1) EXC – c#30161MAG8

2) DUK – c#26442CAH7

3) PGN – c#341099CN7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  105

(9)     Trade Date:  3/3/11

(10)   Portfolio Assets on Trade Date: $590,085,066

(11)   Price Paid per Unit: $99.243

(12)   Total Price Paid by Portfolio: 420,000 bonds @ $99.243   = $416,820.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        12,000,000 bonds @ $99.243 = $11,909,160

(14)   % of Portfolio Assets Applied to Purchase:    0.070%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         105 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Citigroup Global Markets Inc

      JP Morgan Securities                         Wells Fargo Securities LLC

Co-Manager(s)

      RBC Capital Markets                        SG Americas Securities LLC

      UBS Securities LLC                          US Bancorp Investments Inc

(2)         Names of Issuers: Sempra Energy

(3)         Title of Securities: SRE 2 3.15.14 c# 816851AQ2

(4)         Date of First Offering: 3/17/11

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $ 99.876

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%)

(8)     Years of Issuer’s Operations: 13

(9)     Trade Date:  3/17/11

(10)   Portfolio Assets on Trade Date: $600,138,454

(11)   Price Paid per Unit: $99.876

(12)   Total Price Paid by Portfolio: 1,400,000  bonds @ $99.876 = $1,398,264

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         40,000,000 bonds @ $99.876 = $39,950,400

(14)   % of Portfolio Assets Applied to Purchase

0.233%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         13 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/17/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                   Bank of America Merrill Lynch

      Barclays Capital                                    BNP Paribas

      Citigroup Global Markets Inc                  Credit Suisse Securities USA LLC

      Deutsche Bank Securities Inc                JP Morgan

      Morgan Stanley                                     RBS Securities Corp

      Wells Fargo Securities LLC

Co-Manager(s)                                         Bank of Tokyo-Mitsubishi UFJ Ltd/N

      Bank of Nova Scotia (US)                     BNY Mellon Capital Markets LLC

      Credit Agricole Corp and Inv Bank/        Goldman Sachs & Co

      Mizuho Securities USA Inc                    Muriel Siebert & Co Inc

      Santander Investment Securities In         SMBC Securities

      Svenska Handelsbanken                        UBS Securities

      Williams Cap Group

(2)         Names of Issuers: Time Warner Inc.

(3)         Title of Securities: TWX 4.75 3.29.21 c#887317AK1

(4)         Date of First Offering: 3/29/11

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 98.943

Comparable Securities

1) CMCSA c# 20030NBA8

2) TRICN c# 884903BG9

3) DISCA c# 25470DAA7

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)     Years of Issuer’s Operations:  88

(9)     Trade Date:  3/29/11

(10)   Portfolio Assets on Trade Date: $596,214,825

(11)   Price Paid per Unit: $98.943

(12)   Total Price Paid by Portfolio: 530,000 bonds @ $98.943 = $524,397.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000 bonds @ $98.943 = $14,841,450

(14)   % of Portfolio Assets Applied to Purchase

0.087%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         88 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/29/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Bank of America Merrill Lynch

   Barclays Capital                                   BNP Paribas Securities Corp

   Citigroup Global Markets Inc                Credit Suisse Securities USA LLC

   Deutsche Bank Securities Inc                JP Morgan

   Morgan Stanley & Co Inc                     RBS Securities Inc

   Wells Fargo Securities LLC

Sr Co-Manager(s)                                 BNY Mellon Capital Markets LLC

   Credit Agricole Securities USA Inc       Goldman Sachs & Co

   Lloyds TSB Corporate Markets           Mitsubishi UFJ Securities USA Inc

   Mizuho Securities USA Inc                   Muriel Siebert & Co Inc

   Santander Investment Securities In        Scotia Capital Inc

   SMBC Nikko Cap Mkts Ltd                Svenska Handelsbanken

   UBS Securities                                     Williams Cap Group

(2)         Names of Issuers: Time Warner Inc.

(3)         Title of Securities: TWX 6.25 3.29.41 c#887317AL9

(4)         Date of First Offering: 3/29/11

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 98.707

Comparable Securities

1) CMCSA c# 20030Nay7

2) TRICN c# 884903AY1

3) TELVIS c# 40049JAY3

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations:  88

(9)     Trade Date:  3/29/11

(10)   Portfolio Assets on Trade Date: $596,214,825

(11)   Price Paid per Unit: $98.707

(12)   Total Price Paid by Portfolio: 705,000 bond @ 98.707 = $695,884.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000  bonds @ $98.707 = $19,741,400

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         88 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/29/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

      JP Morgan Securities                          Merrill Lynch Pierce Fenner & Smit

Co-Manager(s)

      SunTrust Robinson Humphrey Inc       Wells Fargo Securities LLC

(2)         Names of Issuers: VERISK Analytics

(3)         Title of Securities: VRSK 5.8 5.1.21 c#92345YAA4

(4)         Date of First Offering: 3/30/11

(5)         Amount of Total Offering:  $450,000,000

(6)         Unit Price of Offering: $ 99.768

Comparable Securities

1) Adobe Systems – C# 00724FAB7

2) Cisco Systems – C# 17275RAH5

3) Microsoft – C# 594918AH7

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 34

(9)     Trade Date:  3/30/11

(10)   Portfolio Assets on Trade Date: $597,831,067

(11)   Price Paid per Unit: $99.768

(12)   Total Price Paid by Portfolio: 565,000 bonds @ $99.768 = $563,689.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         22,700,000 bonds @ $99.768 = $22,647,336

(14)   % of Portfolio Assets Applied to Purchase

0.094%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         34 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/30/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books            JP Morgan Securities

      Morgan Stanley & Co Inc               RBS Securities Inc

      Wells Fargo Securities LLC

Co-Manager(s)                                  SunTrust Robinson Humphrey

               UBS Securities LLC

(2)         Names of Issuers: Spectra Energy Partners

(3)         Title of Securities: SEP 2.95 6/15/16 c# 84756NAA7

(4)         Date of First Offering: 6/6/11

(5)         Amount of Total Offering:  $250,000,000

(6)         Unit Price of Offering: $99.778

Comparable Securities

1) Plains All American Pipeline – c# 72650RAX0

2) Oneok Partners – c# 68268NAF0

3) Kinder Morgan Energy Partners – c# 494550BG0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.6%)

(8)     Years of Issuer’s Operations: 4

(9)     Trade Date:  6/6/11

(10)   Portfolio Assets on Trade Date: $616,663,596.86

(11)   Price Paid per Unit: $99.778

(12)   Total Price Paid by Portfolio:

420,000 bonds @ $99.778 = $419,067.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         12,000,000 bonds @ $99.778 = $11,973,360.00

(14)   % of Portfolio Assets Applied to Purchase

0.07%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         4 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/8/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Citigroup Global Markets Inc

      JP Morgan Securities                         Merrill Lynch Pierce Fenner & Smith

Co-Manager(s)                                     Barclays Capital Inc

      Goldman Sachs & Co                        UBS Securities LLC

      US Bancorp Investments Inc              Wells Fargo Securities LLC

(2)         Names of Issuers: Coventry Health

(3)         Title of Securities: CVH 5.45 06/15/21, c#222862AJ3

(4)         Date of First Offering: 6/2/11

(5)         Amount of Total Offering:  $600,000,000

(6)         Unit Price of Offering: $99.8

Comparable Securities

1) Cigna, c#125509BN8

2) Humana, c#444859AU6

3) Amgen, c#031162BG4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.65%)

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  6/2/11

(10)   Portfolio Assets on Trade Date: $616,538,889.26

(11)   Price Paid per Unit: $99.800

(12)   Total Price Paid by Portfolio:

640,000 bonds @ $99.800 = $638,720.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         26,000,000 bonds @ $99.800 = $25,948,000

(14)   % of Portfolio Assets Applied to Purchase

0.10%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Citigroup Global Markets Inc

      JP Morgan Securities                            Mitsubishi UFJ Securities USA Inc

      Morgan Stanley

Co-Manager(s)                                        BNP Paribas Securities Corp

      BNY Mellon Capital Markets LLC       Goldman Sachs & Co

      KeyBanc Capital Markets                    Mizuho Securities USA Inc

      US Bancorp Investments Inc                 Wells Fargo Securities LLC

(2)         Names of Issuers: Applied Materials

(3)         Title of Securities: AMAT 5.85 6/41, c#038222AG0

(4)         Date of First Offering: 6/1/11

(5)         Amount of Total Offering:  $600,000,000

(6)         Unit Price of Offering: $99.592

Comparable Securities

1) Adobe Systems, c#048462332

2) Cisco Systems, c#046683838

3) Juniper Networks, c#059991132

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%)

(8)     Years of Issuer’s Operations: 44

(9)     Trade Date:  6/1/11

(10)   Portfolio Assets on Trade Date: $619,477,495

(11)   Price Paid per Unit: $99.592

(12)   Total Price Paid by Portfolio: 350,000  @ $99.592 = $348,572

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         16,000,000 bonds @ $99.592 = $15,934,720

(14)   % of Portfolio Assets Applied to Purchase

0.06%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         44 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/1/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books             Scotia Capital Inc

      US Bancorp Investments Inc           Wells Fargo Securities LLC

Co-Manager(s)                                   BBVA Securities Inc

      Fifth Third Bank                              Huntington Capital Corp

      Mizuho Securities USA Inc

(2)         Names of Issuers: Nisource Finance Corporation

(3)         Title of Securities: NI 5.95 6/41-40, c#65473QAX1

(4)         Date of First Offering: 6/7/11

(5)         Amount of Total Offering:  $400,000,000

(6)         Unit Price of Offering: $99.693

Comparable Securities

1) Exelon Generation, c#30161MAG8

2) Progress Energy, c#743263AP0

3) Dominion Resources, c#25746UBD0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%)

(8)     Years of Issuer’s Operations: 11

(9)     Trade Date:  6/7/11

(10)   Portfolio Assets on Trade Date: $616,674,158.34

(11)   Price Paid per Unit: $99.693

(12)   Total Price Paid by Portfolio:

525,000,000 bonds @ $99.693 = $523,388.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000 bonds @ $99.693 = $14,953,950.00

(14)   % of Portfolio Assets Applied to Purchase

0.085%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         11 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/8/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                                    Barclays Capital

RBS Securities Corp

Wells Fargo Securities LLC

Joint Lead Managers

Commerzbank AG

Co-Manager(s)

                                    Macquarie Capital USA Inc

Scotia Capital Inc

Williams Capital Group LP

(2)         Names of Issuers: Puget Energy

(3)         Title of Securities: PSD 6 9/01/21 c#745310AC6

(4)         Date of First Offering: 5/31/11

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $100.000

Comparable Securities

1) DQE – c#266233AD7

2) CMS– c#056239740

3) NI – c#022988972

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)     Years of Issuer’s Operations:  14

(9)     Trade Date:  5/31/11

(10)   Portfolio Assets on Trade Date: $616,110,201.64

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 635,000  bonds @ $100   = $635,000,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        12,000,000 bonds @ $100 = $12,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.10%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         14 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/31/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books            Bank of America Merrill Lynch

      JP Morgan Securities                      Barclays Capital

      Wells Fargo Securities LLC            BNY Mellon Capital Markets LLC

Co-Manager(s)                                  Deutsche Bank Securities Inc

      Fifth Third Bank                             Morgan Stanley                                       KeyBanc Capital Markets      RBS Securities Corp                                     Mizuho Securities USA Inc       Stifel Nicolaus & Co Inc                                                                       RBC Capital Markets      US Bancorp                                         Sumitomo Bank Limited

(2)         Names of Issuers: CVS Caremark Corp

(3)         Title of Securities: CVS 5.75 5/15/41 c# 126650BX7

(4)         Date of First Offering: 5/9/11

(5)         Amount of Total Offering:  $950,000,000

(6)         Unit Price of Offering: $98.329

Comparable Securities

1) WalMart  – c# 931142DB6

2) Target – c# 87612EAU0

3) Home Depot – C# 437076AU6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations: 48

(9)     Trade Date:  5/9/11

(10)   Portfolio Assets on Trade Date: $620,268,204

(11)   Price Paid per Unit: $98.329

(12)   Total Price Paid by Portfolio:

890,000 bonds @ $98.329 = $875,125.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000 bonds @ $98.329 = $24,582,250.00

(14)   % of Portfolio Assets Applied to Purchase

0.14%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         48 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Managers-Books:

         Barclays, Credit Suisse, JP Morgan, Morgan Stanley

         Co-Manager

         Wells Fargo

(68)                 Names of Issuers: Fresenius 6.5

(69)     Title of Securities: FMEGR 6.5

(70)     Cusip: EI8099166

(71)     Date of First Offering: 9/8/2011

(72)     Amount of Total Offering: $400,000,000

(73)     Unit Price of Offering: 98.623

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Boston Scientific	5.5	11/15/2015	Medical Products	4.56
Bio-Rad	8	9/15/2016	Medical Products	5.909
Giant Funding	8.25	2/1/2018	Medical Products	8.45

(8)     Underwriting Spread or Commission: 1.00%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/8/2011

(11)   Portfolio Assets on Trade Date: $525,201,783

(12)   Price Paid per Unit: 98.623

(13)   Total Price Paid by Portfolio: 225,000 bonds @ $98.623 = $221,901.75

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @ $98.623 = $986,230

(15)   % of Portfolio Assets Applied to Purchase

0.042%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/8/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:              Deutsche Bank

               JP Morgan                                        Merrill

               Wells Fargo Securities

         Co-Manager:                                        Banco Bilbao

               Barclays                                            BMO Capital

               BNP Paribas                                     Bosc Inc

               Comerica                                          Credit Suisse

               Goldman Sachs                                 Howard Weil

               Lloyds Securities                               Mitsubishi

               Scotia                                                SunTrust

               US Bancorp

(74)                 Names of Issuers: Bill Barrett Group 7.625%

(75)     Title of Securities: BBG 7.625%

(76)     Cusip: 06846NAC8

(77)     Date of First Offering: 9/20/2011

(78)     Amount of Total Offering: $400,000,000

(79)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	6.625	5/1/2021	Energy –Exploration & Production	6.33
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & Production	5.73
Pioneer Natural Resources	7.5	1/15/2020	Energy – Exploration & Production	5.40

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/20/2011

(11)   Portfolio Assets on Trade Date: $524,281,253

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 525,000 bonds @ $100 = $525,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,500,000 bonds @ $100 = $5,500,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.10%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/20/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Goldman Sachs & Co

      JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smit

               Mizuho Securities USA Inc                   Wells Fargo Securities LLC

Co-Manager(s)                                        Barclays Capital Inc

      BNP Paribas Securities Corp                Citigroup Global Markets Inc

      Credit Agricole Securities USA Inc       Credit Suisse Securities USA LLC

      Deutsche Bank Securities Inc                Loop Capital Markets LLC

      Mitsubishi UFJ Securities USA Inc       Morgan Stanley & Co Inc

      RBC Capital Markets                           RBS Securities Inc

      SMBC Nikko Capital Markets Ltd

(2)         Names of Issuers: Time Warner Cable

(3)         Title of Securities: TWC 5.5 9/01/41 C#88732JBB3

(4)         Date of First Offering: 09/07/11

(5)         Amount of Total Offering:  $1,250,000,000

(6)         Unit Price of Offering: $98.216

Comparable Securities

1) Comcast Corp – C# 20030NBB6

2) Time Warner Inc. - C# 887317AL9

3) CBS Corp – C# EI4259269

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  22

(9)     Trade Date: 9/07/11

(10)   Portfolio Assets on Trade Date: $ 576,604,274.51

(11)   Price Paid per Unit: $98.216

(12)   Total Price Paid by Portfolio:

830,000 bonds @ $98.216 = $815,192.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        30,000,000 bonds @ $98.216 = $29,464,800.00

(14)   % of Portfolio Assets Applied to Purchase

         0.141%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         22 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/7/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Goldman Sachs & Co

      JP Morgan Securities                               Merrill Lynch Pierce Fenner & Smith

      Mizuho Securities USA Inc                      Wells Fargo Securities LLC

Co-Manager(s)                                           Barclays Capital Inc

               BNP Paribas Securities Corp                   Citigroup Global Markets Inc

               Credit Agricole Securities USA Inc          Credit Suisse Securities USA LLC

               Deutsche Bank Securities Inc                   Mitsubishi UFJ Securities USA Inc

               Morgan Stanley & Co Inc                        RBC Capital Markets

               RBS Securities Inc                                   SMBC Nikko Capital Markets Ltd

               US Bancorp Investments Inc

(2)         Names of Issuers: Time Warner Cable

(3)         Title of Securities: TWC 4 9/1/21 C#88732JBA5

(4)         Date of First Offering: 09/07/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.109

Comparable Securities

1) Comcast Corp– C# 20030NBA8

2) Time Warner Inc. - C# 887317AF2

3) Viacom Inc. – C# 925524BG4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  22

(9)     Trade Date: 9/07/11

(10)   Portfolio Assets on Trade Date: $ 576,604,274.51

(11)   Price Paid per Unit: $99.109

(12)   Total Price Paid by Portfolio:

500,000 bonds @ $99.109 = $495,545

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        19,000,000 bonds @ $99.109 = $18,830,710.00

(14)   % of Portfolio Assets Applied to Purchase

0.0859%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         22 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   9/7/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books               Citigroup Global Markets Inc

                  Deutsche Bank Securities Inc          HSBC Securities

                                                                        JP Morgan Securities

Co-Manager(s)                                  N/A

(2)         Names of Issuers: Schlumberger Investment

(3)         Title of Securities: SLB 3.3 09/14/21 C#806854AB1

(4)         Date of First Offering: 9/7/11

(5)         Amount of Total Offering:  $1,600,000,000

(6)         Unit Price of Offering: $99.679

Comparable Securities

1) Occidental Petroleum – C# 674599CC7

2) Apache Corp - C# 037411AX3

3) ConocoPhillips  – C# 20825CAU8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  85

(9)     Trade Date: 9/7/2011

(10)   Portfolio Assets on Trade Date: $ 576,604,274.51

(11)   Price Paid per Unit: $99.679

(12)   Total Price Paid by Portfolio: 720,000  bonds @ $99.679 = $717,688.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $99.679 = $19,935,800.00

(14)   % of Portfolio Assets Applied to Purchase

0.124%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         85 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/7/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               JP Morgan

      Wells Fargo Securities LLC

Co-Manager(s)                                     BBVA

      DnB NOR Markets                           Goldman Sachs & Co

      Tudor, Pickering, Holt & Co              CIBC

      Mizuho Securities                              Mitsubishi UFJ Securities

      Barclays Capital                                Citigroup

      US Bancorp

(2)         Names of Issuers: Newfield Exploration Co

(3)         Title of Securities: NFX 5.75 1/30/22 C#651290AP3

(4)         Date of First Offering: 09/27/11

(5)         Amount of Total Offering:  $750,000,000

(6)         Unit Price of Offering: $99.956

Comparable Securities

1) Marathon Oil Corp – C# 565849AH9

2) Noble Energy Inc. - C# 655044AD7

3) Hess Corp – C# 42809HAB3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  23

(9)     Trade Date: 9/27/11

(10)   Portfolio Assets on Trade Date: $ 569,901,324.94

(11)   Price Paid per Unit: $99.956

(12)   Total Price Paid by Portfolio:

495,000 bonds @ $99.956 = $494,782.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        12,000,000 bonds @ $99.956 = $11,994,720.00

(14)   % of Portfolio Assets Applied to Purchase

         0.087%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         23 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

               JP Morgan Securities Inc.

Co-Manager(s)

               Goldman Sachs & Co

               Wells Fargo Securities Inc.

(2)         Names of Issuers: JP Morgan Chase Commercial Mortgage Sec Corp

(3)         Title of Securities: JPMCC 2011-C5 A3

(4)         Date of First Offering: 09/16/11

(5)         Amount of Total Offering:  $405,850,000

(6)         Unit Price of Offering: $100.9998

Comparable Securities

1) Morgan Stanley – C# 61760RBB7

2) GS Mortgage Securities Corp II - C# 36191YBB3

3) DBUBS Mortgage Trust – C# 23305YAD1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer $50,000.

(8)     Years of Issuer’s Operations:  11

(9)     Trade Date: 9/16/11

(10)   Portfolio Assets on Trade Date: $575,536,560.81

(11)   Price Paid per Unit: $100.9998

(12)   Total Price Paid by Portfolio:

731,000 bonds @ $100.9998 = $740,680.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

            22,000,000 bonds @ $100.9998 = $22,219,956.00

(14)   % of Portfolio Assets Applied to Purchase: 0.129%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         11 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/16/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Barclays Capital Inc

      Citigroup Global Markets Inc                   Credit Suisse Securities USA LLC

      HSBC Securities                                     Merrill Lynch Pierce Fenner & Smith

      Morgan Stanley & Co Inc                        UBS Securities LLC

Co-Manager(s)                                           BNP Paribas Securities Corp

      Deutsche Bank Securities Inc                   Goldman Sachs & Co

      Mitsubishi UFJ Securities USA Inc          RBS Securities Inc

      Santander Investment Securities In           SG Americas Securities LLC

      US Bancorp Investments Inc                    Wells Fargo Securities LLC

(2)         Names of Issuers: Hewlett-Packard Co

(3)         Title of Securities: HPQ 3 9/15/16 C#428236BP7

(4)         Date of First Offering: 09/13/11

(5)         Amount of Total Offering:  $1,300,000,000

(6)         Unit Price of Offering: $99.784

Comparable Securities

1) IBM Corp– C# 459200GU9

2) Dell Inc - C# 24702RAP6

3) Hewlett-Packard Co – C# 428236BE2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  72

(9)     Trade Date: 9/13/11

(10)   Portfolio Assets on Trade Date: $ 576,006,413.62

(11)   Price Paid per Unit: $99.784

(12)   Total Price Paid by Portfolio:

1,175,000 bonds @ $99.784 = $1,172,462.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         41,000,000 bonds @ $99.784 = $40,934,400.00

(14)   % of Portfolio Assets Applied to Purchase

0.204%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         72 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/13/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:           Credit Suisse,

      RBC Dominion,                        Wells Fargo,

Co-Managers:                              Jefferies & Co,

      Raymon James & Assoc,          Simmons & Co,

      Tudor Pickering,                       Capital One,

      DNB Nor Markets,                  Fifth Third Sec,

      Howard Weil,                           HSBC Securities, nab Securities,

      Scotia Capital,                          SMBC Capital Markets, TD Sec

(80)                 Names of Issuers: Oil States 6.5%

(81)     Title of Securities: OIS 6.5%

(82)     Cusip: 678026AC9

(83)     Date of First Offering: 5/26/2011

(84)     Amount of Total Offering: $600,000,000

(85)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CCG Veritas	7.75	5/15/2017	Oil Field Equipment & Services	6.027
Key Energy Services	6.75	3/1/2021	Oil Field Equipment & Services	6.458
Pride International	8.5	6/15/2019	Oil Field Equipment & Services	4.383

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 5/26/2011

(11)   Portfolio Assets on Trade Date: $642,554,207

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 825,000 bonds @ $100 = $825,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000 bonds @ $100 = $5,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.128%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   5/26/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:     Barclays,

         Morgan Stanley,                    Deutsche Bank

Co-Managers:

         Nomura,                                Wells Fargo Securities

(86)                 Names of Issuers: Cinemark USA Inc

(87)     Title of Securities: CNK 7.375%

(88)     Cusip: 172441AU1

(89)     Date of First Offering: 5/31/2011

(90)     Amount of Total Offering: $200,000,000

(91)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Live Nation	8.125	5/15/2018	Theaters & Entertainment	7.814
AMC Entertainment	8.75	6/1/2019	Theaters & Entertainment	7.214
Regal Cinemas	8.625	7/15/2019	Theaters & Entertainment	7.189

(8)     Underwriting Spread or Commission: 1.875%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 5/31/2011

(11)   Portfolio Assets on Trade Date: $644,177,667

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $425,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

2,500,000 bonds @ 100 = $2,500,000

(15)   % of Portfolio Assets Applied to Purchase

0.066%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/31/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:           Bank of America Merill Lynch,

      Barclays Capital,                      Wells Fargo Securities

Co-Managers:                              Allen & Co,

      Morgan Keegan & Co,             Morgan Stanley,

      SunTrust Robinson Humphrey

(92)                 Names of Issuers: Centene Corp 5.75%

(93)     Title of Securities: CNC 5.75%

(94)     Cusip: 15135BAC5

(95)     Date of First Offering: 5/17/2011

(96)     Amount of Total Offering: $250,000,000

(97)     Unit Price of Offering: 98.753

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Healthnet	6.375	6/1/2017	Managed Care	5.489
Multiplan	9.875	9/1/2018	Managed Care	7.845
Centene Corp	7.25	4/1/2014	Managed Care	.98

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 5/17/2011

(11)   Portfolio Assets on Trade Date: $641,070,388

(12)   Price Paid per Unit: $98.753

(13)   Total Price Paid by Portfolio: 1,325,000 bonds @ $98.753 = $1,308,477.25

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

8,000,000 bonds @ 98.753 = $7,900,240

(15)   % of Portfolio Assets Applied to Purchase

.204%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/17/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)         Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

    Bank of America Merrill Lynch             Barclays Capital

Co - Mgrs

Citibank NA                                          Goldman Sachs & Co

Morgan Stanley                                     Wells Fargo Securities LLC

(2)         Names of Issuers: FHLMC Multifamily Structured Pass Through Certs.

(3)         Title of Securities: FHMS K013 A2

(4)         Date of First Offering: 5.12.11

(5)         Amount of Total Offering:  $840,246,000

(6)         Unit Price of Offering: $ 100.9937

Comparable Securities

1) FHMS K009 A2– C# 3137A2B26

2) FHMS K012 A2 – C# 3137A8PP7

3) FHMS K011 A2 – C# 3137A7NU0

(7)     Underwriting Spread or Commission:  See attached

(8)     Years of Issuer’s Operations: 41

(9)     Trade Date:  5/12/11

(10)   Portfolio Assets on Trade Date: $612,276,290.31

(13)Price Paid per Unit: $100.9937

(12)   Total Price Paid by Portfolio: 1,243,000 bonds @ $100.9937 = $1,258,782.03

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        35,000,000 bonds @ $100.9937 = $35,444,385.28

(14)   % of Portfolio Assets Applied to Purchase

         0.206%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/12/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                             Bank of America,

      Citigroup,                                                   Morgan Stanley,

      PNC Capital,                                             RBS Securities

Sr/Co-Managers:                                           BMO Capital,

      Credit Agricole,                                          Credit Suisse,

      Wells Fargo,                                               Banco Bilbao,

      FBR Capital,                                              Mitsubishi UFJ Sec,

      Morgan Keegan,                                        Natixis Sec,

      RBC Capital, Santander Investments,          US Bancorp Investements

(98)                 Names of Issuers: Arch Coal Inc 7.25%

(99)     Title of Securities: ACI 7.25%

(100) Cusip: 039380AF7

(101) Date of First Offering: 6/8/2011

(102) Amount of Total Offering: $1,000,000,000

(103) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Peabody Energy	7.375	11/1/2016	Metals/Mining Excluding Steel	4.623
International Coal	9.125	4/1/2018	Metals/Mining Excluding Steel	1.628
Patriot Coal	8.25	4/1/2018	Metals/Mining Excluding Steel	7.261

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 6/8/2011

(11)   Portfolio Assets on Trade Date: $644,156,087

(12)   Price Paid per Unit: $100.00

(13)   Total Price Paid by Portfolio: 1,200,000 bonds @ $100 = $1,200,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

7,000,000 bonds @ $100 = $7,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.186%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4)

of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/8/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                             Bank of America,

      Citigroup,                                                   Morgan Stanley,

      PNC Capital,                                             RBS Securities

Sr/Co-Managers:                                           BMO Capital,

      Credit Agricole,                                          Credit Suisse,

      Wells Fargo,                                               Banco Bilbao,

      FBR Capital,                                              Mitsubishi UFJ Sec,

      Morgan Keegan,                                        Natixis Sec,

      RBC Capital, Santander Investments,          US Bancorp Investements

(104)             Names of Issuers: Arch Coal Inc 7%

(105) Title of Securities: ACI 7%

(106) Cusip: 039380AD2

(107) Date of First Offering: 6/8/2011

(108) Amount of Total Offering: $1,000,000,000

(109) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Peabody Energy	7.375	11/1/2016	Metals/Mining Excluding Steel	4.623
International Coal	9.125	4/1/2018	Metals/Mining Excluding Steel	1.628
Patriot Coal	8.25	4/1/2018	Metals/Mining Excluding Steel	7.261

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 6/8/2011

(11)   Portfolio Assets on Trade Date: $644,156,087

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 400,000 bonds @ $100 = $400,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

            7,000,000 bonds @ $100 = $7,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.0621%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/8/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Bank of America Merrill Lynch

      Barclays Capital                                      JP Morgan

      Wells Fargo Securities LLC

Co-Manager(s)                                           KeyBanc Capital Markets

      Mitsubishi UFJ Securities USA Inc          RBC Capital Markets

      Scotia Capital Inc                                    SMBC Nikko Capital Markets Ltd

(2)         Names of Issuers: Kilroy Realty LP

(3)         Title of Securities: KRC 4.8 07/15/18, c#49427RAH5

(4)         Date of First Offering: 6/27/11

(5)         Amount of Total Offering:  325,000,000

(6)         Unit Price of Offering: $99.839

Comparable Securities

1) Brandywine Operating Partnership, L.P., c#105340AJ2

2) Boston Properties, L.P., c#10112RAQ7

3) Commonwealth REIT, c#203233AA9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.625%)

(8)     Years of Issuer’s Operations: 14

(9)     Trade Date:  6/27/11

(10)   Portfolio Assets on Trade Date: $604,177,397.10

(11)   Price Paid per Unit: $99.839

(12)   Total Price Paid by Portfolio: 660,000  bonds @ $99.839 = $658,937.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $99.839 = $19,967,800.00

(14)   % of Portfolio Assets Applied to Purchase

0.11%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         14 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                           Barclays Capital Inc.

      Merrill Lynch, Pierce, Fenner & Smith           J.P. Morgan Securities LLC

      Wells Fargo Securities, LLC

Co-Manager(s)

(2)         Names of Issuers: CenturyLink, Inc.

(3)         Title of Securities: CTL 7.6 9/15/39,  c# 156700AM8

(4)         Date of First Offering: 6/9/11

(5)         Amount of Total Offering:  $400,000,000

(6)         Unit Price of Offering: $95.377

Comparable Securities

1) Juniper Networks – c# 48203RAD6

2) Frontier Communications – c#177342AP7

3) Motorola Solutions – c#620076BA6

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.025%)

(8)     Years of Issuer’s Operations: 43

(9)     Trade Date:  6/9/11

(10)   Portfolio Assets on Trade Date: $616,842,382

(11)   Price Paid per Unit: $95.377

(12)   Total Price Paid by Portfolio:

1,315,000 bonds @ $95.377 = $1,279,470.16

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         35,000,000 bonds @ $95.377 = $34,054,338.89

(14)   % of Portfolio Assets Applied to Purchase:

0.21%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         43 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                    Credit Suisse

      Morgan Stanley                                 RBC Capital

Co-Managers:                                       Bank of America

      HSBC                                               Scotia Capital

      Simmons & Co                                  TD Securities

      Wells Fargo & Co.

(110) Names of Issuers: Precision Drilling 6.5%

(111) Title of Securities: PDCN 6.5%

(112) Cusip: 740212AD7

(113) Date of First Offering: 7/26/2011

(114) Amount of Total Offering: $400,000,000

(115) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CGG Veritas	7.75	5/15/2017	Oil Field Equipment & Services	6.465
Key Energy Serv	6.75	3/1/2021	Oil Field Equipment & Services	6.205
Pride International	8.5	6/15/2019	Oil Field Equipment & Services	4.7

(8)     Underwriting Spread or Commission: 1.25

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 7/26/2011

(11)   Portfolio Assets on Trade Date: $555,433,520

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 250,000 bonds @ $100 = $250,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @ $100 = $1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.045%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   7/26/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:              Bank of America

                 Barclays                                           Citigroup

               Deutsche Bank                                  JP Morgan

               Wells Fargo Securities

(116) Names of Issuers: HCA Inc 7.5%

(117) Title of Securities: HCA Inc 7.5%

(118) Cusip: 404121AD7

(119) Date of First Offering: 7/26/2011

(120) Amount of Total Offering: $2,000,000,000

(121) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DaVita	6.375	11/1/2018	Healthcare Facilities/Services	5.924
Omnicare	6.875	12/15/2015	Healthcare Facilities/Services	5.476
Universal Health	7.125	6/30/2016	Healthcare Facilities/Services	4.655

(8)     Underwriting Spread or Commission: 1.125%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 7/26/2011

(11)   Portfolio Assets on Trade Date: $555,433,520

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 1,100,000 bonds @ $100 = $1,100,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         8,000,000 bonds @ $100 = $8,000,000

(15)   % of Portfolio Assets Applied to Purchase

         0.198%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   7/26/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:              Bank of America

      Barclays                                            Citigroup

      Deutsche Bank                                  JP Morgan

      Wells Fargo Securities

(122) Names of Issuers: HCA Inc 6.5%

(123) Title of Securities: HCA Inc 6.5%

(124) Cusip: 404121AC9

(125) Date of First Offering: 7/26/2011

(126) Amount of Total Offering: $3,000,000,000

(127) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DaVita	6.375	11/1/2018	Healthcare Facilities/Services	5.924
Omnicare	6.875	12/15/2015	Healthcare Facilities/Services	5.476
Universal Health	7.125	6/30/2016	Healthcare Facilities/Services	4.655

(8)     Underwriting Spread or Commission: 1.125%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 7/26/2011

(11)   Portfolio Assets on Trade Date: $555,433,520

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 1,400,000 bonds @$100 = $1,400,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $100 = $10,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.252%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   7/26/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:              Citigroup

               Credit Suisse                                     JP Morgan

               Wells Fargo

(128) Names of Issuers: Amerigas Partners 6.25

(129) Title of Securities: APU 6.25%

(130) Cusip: 030981AG9

(131) Date of First Offering: 7/27/2011

(132) Amount of Total Offering: $450,000,000

(133) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
El Paso Corp	7.25	6/1/2018	Gas Distribution	4.683
Southern Natural Gas	7.35	2/15/2031	Gas Distribution	5.813
Tennessee Gas	7.5	4/1/2017	Gas Distribution	3.277

(8)     Underwriting Spread or Commission: 1.6%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 7/27/2011

(11)   Portfolio Assets on Trade Date: $553,984,438

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 3,000,000 bonds @ $100 = $3,000,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $100 = $15,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.542%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   7/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:              Barclays Capital

               JP Morgan Securities                         Wells Fargo Securities

         Co-Manager:                                        BNP Paribas

               Comerica                                          Credit Agricole

               Credit Suisse                                     Deutsche Bank

               KeyBanc                                           Lloyds Securities

               Mitsubishi UFJ Sec                            US Bancorp

(134)             Names of Issuers: Antero Resources 7.25%

(135) Title of Securities: ANTERO 7.25%

(136) Cusip: 03674PAD5

(137) Date of First Offering: 7/27/2011

(138) Amount of Total Offering: $400,000,000

(139) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	6.625	5/1/2021	Energy –Exploration & Production	5.891
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & Production	5.105
Pioneer Natural Resources	7.5	1/15/2020	Energy – Exploration & Production	5.432

(8)     Underwriting Spread or Commission: 1.5%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 7/27/2011

(11)   Portfolio Assets on Trade Date: $553,984,438

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 475,000 bonds @ $100 = $475,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

2,000,000 bonds @ $100 = $2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.086%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   7/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                Goldman Sachs & Co

Co-Manager(s)                                     Bank of New York Mellon Corp/The

      BB&T Corp                                      Citigroup Global Markets Inc

      Drexel Hamilton LLC                        Fifth Third Securities Inc

      FTN Financial                                   KeyBanc Capital Markets

      KKR Capital Markets LLC               Loop Capital Markets LLC

      Mizuho Securities USA Inc                Morgan Keegan & Co

      RBC Capital Markets                        Samuel A Ramirez & Co

      SunTrust Robinson Humphrey            US Bank Capital Markets

      Wells Fargo & Co                             Williams Capital Group LP

(2)         Names of Issuers: GOLDMAN SACHS GROUP INC

(3)         Title of Securities: GS 5.25 07/27/21 C# 38141GGQ1

(4)         Date of First Offering: 07/22/11

(5)         Amount of Total Offering:  $2,750,000,000

(6)         Unit Price of Offering: $ 99.946

Comparable Securities

1) Morgan Stanley – C# 61747YCJ2

2) Bank of America – C# 06051GEC9

3) Citigroup – C# 172967FF3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  142

(9)     Trade Date:  7/22/11

(10)   Portfolio Assets on Trade Date: $570,164,769.25

(11)   Price Paid per Unit: $99.946

(12)   Total Price Paid by Portfolio: 1,225,000  bonds @ $99.946 = $1,224,338.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        55,000,000  bonds @ $99.946 = $54,970,300.00

(14)   % of Portfolio Assets Applied to Purchase

0.215%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         142 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/22/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Barclays Capital Inc

               Goldman Sachs & Co                        HSBC Securities

               RBS Securities Inc

Co-Manager(s)                                     BNP Paribas Securities Corp

      Credit Agricole Securities USA Inc    Samuel A Ramirez & Co Inc

      Wells Fargo Securities LLC

(2)         Names of Issuers: Ford Motor Credit Co LLC

(3)         Title of Securities: F 5.875 8/2/21 C#345397VU4

(4)         Date of First Offering: 07/27/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $ 100.00

Comparable Securities

1) Ford Motor Credit Co LLC – C# 345397VR1

2) Ford Motor Credit Co LLC – C# 345397VM2

3) Toyota Motor Credit – C#89233P4S

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.9%).

(8)     Years of Issuer’s Operations:  52

(9)     Trade Date:  7/27/11

(10)      Portfolio Assets on Trade Date: $ 568,676,209.38

(11)   Price Paid per Unit: $100.00

(12)   Total Price Paid by Portfolio: 775,000  bonds @ $100.00 = $775,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $100.00 = $20,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.136%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         52 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Barclays Capital

      Credit Suisse                                     Goldman Sachs & Co

      Morgan Stanley                                 RBC Capital Markets

      RBS Securities Corp                         UBS Securities LLC

Sr. Co-Managers                                  Bank of America Merrill Lynch

      Citigroup Global Markets Inc             JP Morgan

Co-Manager(s)                                     Bank of Tokyo-Mitsubishi UFJ Ltd/N

      BMO Capital Markets Corp              Scotia Capital Inc

      Societe Generale                               US Bank NA

      Wells Fargo Securities LLC

(2)         Names of Issuers: Devon Energy Corporation

(3)         Title of Securities: DVN 5.6 07/15/41, c#25179MAL7

(4)         Date of First Offering: 7/05/11

(5)         Amount of Total Offering:  1,250,000,000

(6)         Unit Price of Offering: $99.682

Comparable Securities

1) Apache Corporation, c#037411AW5

2) Hess Corporation, c#42809HAD9

3) Marathon Oil Corporation, c#565849AE6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%)

(8)     Years of Issuer’s Operations: 23

(9)     Trade Date:  7/5/11

(10)   Portfolio Assets on Trade Date: $601,739,359.86

(11)   Price Paid per Unit: $99.682

(12)   Total Price Paid by Portfolio: 835,000,000  bonds @ $99.682 = $832,344.70

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         40,000,000 bonds @ $99.682 = $39,872,800.00

(14)   % of Portfolio Assets Applied to Purchase

0.14%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         23 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/5/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Barclays Capital Inc

      Credit Suisse Securities USA LLC     Goldman Sachs & Co

      Morgan Stanley & Co Inc                  RBC Capital Markets LLC

      RBS Securities Inc                             UBS Securities LLC

Sr. Co-Managers                                  Citigroup Global Markets Inc

      JP Morgan Securities                         Merrill Lynch Pierce Fenner & Smith

Co-Manager(s)                                     BMO Capital Markets Corp

      Mitsubishi UFJ Securities USA Inc    Scotia Capital Inc

      SG Americas Securities LLC             US Bancorp Investments Inc

      Wells Fargo Securities LLC

(2)         Names of Issuers: Devon Energy Corporation

(3)         Title of Securities: DVN 2.4 07/15/16, c#25179MAJ2

(4)         Date of First Offering: 7/05/11

(5)         Amount of Total Offering:  500,000,000

(6)         Unit Price of Offering: $99.770

Comparable Securities

1) Noble Holding International Ltd., c#65504LAB3

2) Apache Corporation, c#037411AS4

3) Transocean Inc., c#893830AX7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.6%)

(8)     Years of Issuer’s Operations: 23

(9)     Trade Date:  7/5/11

(10)   Portfolio Assets on Trade Date: $601,739,360

(11)   Price Paid per Unit: $99.770

(12)   Total Price Paid by Portfolio: 1,505,000  bonds @ $99.770 = $1,501,538.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         45,000,000 bonds @ $99.770 = $44,896,000

(14)   % of Portfolio Assets Applied to Purchase

0.25%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         23 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/5/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Barclays Capital Inc

      Citigroup Global Markets Inc             Credit Suisse Securities USA LLC

      Goldman Sachs & Co                        Morgan Stanley & Co Inc

      RBS Securities Inc                             Wells Fargo Securities LLC

Co-Manager(s)                                     Muriel Siebert & Co Inc

      Samuel A Ramirez & Co Inc              Sandler O'Neill & Partners

      Williams Capital Group LP

(2)         Names of Issuers: Capital One Financial Co.

(3)         Title of Securities: COF 4.75 7/15/21, c#14040HAY1

(4)         Date of First Offering: 7/14/11

(5)         Amount of Total Offering:  1,250,000,000

(6)         Unit Price of Offering: $99.537

Comparable Securities

1) PNC Funding Corp., c#693476BJ1

2) Keycorp, c#49326EED1

3) US Bancorp, c#91159HHA1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.45%)

(8)     Years of Issuer’s Operations: 23

(9)     Trade Date:  7/14/11

(10)   Portfolio Assets on Trade Date: $581,780,224.12

(11)   Price Paid per Unit: $99.537

(12)   Total Price Paid by Portfolio: 1,160,000  bonds @ $99.537 = $1,154,629.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         38,000,000 bonds @ $99.537 = $37,824,060.00

(14)   % of Portfolio Assets Applied to Purchase

0.20%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         23 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/14/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Barclays Capital Inc

      Citigroup Global Markets Inc             Credit Suisse Securities USA LLC

      Goldman Sachs & Co                        Morgan Stanley & Co Inc

      RBS Securities Inc                             Wells Fargo Securities LLC

Co-Manager(s)                                     Muriel Siebert & Co Inc

      Samuel A Ramirez & Co Inc              Sandler O'Neill & Partners

      Williams Capital Group LP

(2)         Names of Issuers: Capital One Financial Co.

(3)         Title of Securities: COF 2.125 7/15/14, c#14040HAV7

(4)         Date of First Offering: 7/14/11

(5)         Amount of Total Offering:  750,000,000

(6)         Unit Price of Offering: $99.945

Comparable Securities

1) PNC Funding Corp., c#693476BH5

2) US Bancorp, c#91159HGR5

3) Keycorp, c#49326EEC3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.25%)

(8)     Years of Issuer’s Operations: 23

(9)     Trade Date:  7/14/11

(10)   Portfolio Assets on Trade Date: $581,780,224.12

(11)   Price Paid per Unit: $99.945

(12)   Total Price Paid by Portfolio: 1,160,000  bonds @ $99.945 = $1,159,362.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         55,000,000 bonds @ $99.945 = $54,969,750.00

(14)   % of Portfolio Assets Applied to Purchase

0.20%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         23 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/14/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Deutsche Bank Securities Inc

      JP Morgan Securities                         Merrill Lynch Pierce Fenner & Smit

Co-Manager(s)                                     Banco Bilbao Vizcaya Argentaria SA

      Barclays Capital Inc                           BNP Paribas Securities Corp

      BNY Mellon Capital Markets LLC    Citigroup Global Markets Inc

      Credit Agricole Securities USA Inc    Goldman Sachs & Co

      Mitsubishi UFJ Securities USA Inc    Mizuho Securities USA Inc

      Morgan Stanley & Co Inc                  RBC Capital Markets LLC

      Santander Investment Securities In     SMBC Nikko Capital Markets Ltd

      Standard Chartered Bank (US)          UBS Securities LLC

      US Bancorp Investments Inc              Wells Fargo Securities, LLC

(2)         Names of Issuers: Boeing Capital Corp

(3)         Title of Securities: BA 2 1/8 08/15/16 C#097014AN4

(4)         Date of First Offering: 07/28/11

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $99.942

Comparable Securities

1) General Dynamics Corp – C# 369550AS

2) Honeywell International – C# 438516AP

3) United Technologies – C# 913017BH

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  94

(9)     Trade Date:  7/28/11

(10)  Portfolio Assets on Trade Date: $ 567,983,647.48

(11)   Price Paid per Unit: $99.942

(12)   Total Price Paid by Portfolio: 500,000  bonds @ $99.942 = $499,710

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        15,000,000 bonds @ $99.942 = $14,991,300

(14)   % of Portfolio Assets Applied to Purchase

0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         94 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/28/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Citigroup

      Credit Agricole Securities                  Credit Suisse NA

      RBC Capital Markets

Co - Mgrs                                              HSBC

      PNC Capital Markets LLC               Wells Fargo Securities

      Loop Capital Markets

(2)         Names of Issuers: Ford Credit Auto Owner Trust

(3)         Title of Securities: FORDO 2011-B A4

(4)         Date of First Offering: 7.19.11

(5)         Amount of Total Offering:  $256,420,000

(6)         Unit Price of Offering: $99.98999

Comparable Securities

1) VALET 2011-1 A4 – C# 92867DAD2

2) NAROT 2011-A A4 – C# 65476HAD2

3) FORDO 2011-A A4 – C# 34529PAD7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)     Years of Issuer’s Operations: 52

(9)     Trade Date:  7.19.11

(10)                 Portfolio Assets on Trade Date: $580,456,458.69

(11)  Price Paid per Unit: $100.98999

(12)   Total Price Paid by Portfolio: 925,000 bonds @ $100.98999 = $924,907.41

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        28,000,000 bonds @ $100.98999 = $27,997,197.20

(14)   % of Portfolio Assets Applied to Purchase

0.159%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         52 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     7/19/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

            10f-3 REPORT – John Hancock Trust

                                  – John Hancock Funds II

                                                          Global Real Estate Fund

                                        Procedures Pursuant to Rule 10f-3

(1)        Name of Underwriter and

            Underwriting Syndicate Members

            Principal Underwriter = Citi, SMBC Nikko

            Syndicates = Citi, SMBC Nikko, Deutsche

 (2)       Names of Issuers

            United Urban Investment Corporation

(3)        Title of Securities

            Equities

(4)        Date of First Offering

            22 December 2003 (first listing date)

Comparable Securities

(1)   Japan Prime REIT                (2)  Orix JREIT

(5)        Amount of Total Offering

            JPY 58,343mn (plus overallotment JPY 1,099mn )

            USD 721,113,003.55 (overallotment USD 13,583,518.00)

(6)               Unit Price of Offering

JPY 91,162

USD - 1,126.75

(7)        Underwriting Spread or

            Commission

            No commission.

(8)        Years of Issuer’s Operations

            7 years and 7 months (UUR started its business since 28, October, 2003)

(9)        Trade Date

            2 June 2011

(10)           Portfolio Assets on Trade Date

JPY 416,934mn (as of 1, December, 2010) This is the assets for United Urban.

** We do not have information regarding the total assets for the fund itself.

(11)      Price Paid per Unit

JPY 91,162

USD - 1,126.75

(12)      Total Price Paid by Portfolio

            JPY 96,267,072

(13)      Total Price Paid by Portfolio (12)

            plus Total Price Paid for same securities

            by other portfolios for which subadviser

            acts as investment adviser

JPY 680,159,682

(14)      % of Portfolio Assets

            Applied to Purchase

Around 0.75%

(15)      Test set forth in paragraph (B)(4) of

            Procedures satisfied?

            Yes

(16)      Prohibitions set forth in paragraph

            (B)(5) of Procedures not violated?

            Yes

(17)      Years of Continuous Operation

            (unless municipal security, see below)

            7 years and 7months (UUR started its business since 28, October, 2003)

(18)      Municipal Security - Received a

            rating in compliance with paragraph (A)(4)

            of the Procedures?

            N/A

(19)      Have the conditions in paragraphs

            (B)(1)(a), (B)(1)(b) and (B)(1)(c)

            of Procedures been satisfied?

            Yes

All purchases by RREEF America LLC described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

10f-3 REPORT – John Hancock Trust

                             – John Hancock Funds II

                                                          Global Real Estate Fund

                                        Procedures Pursuant to Rule 10f-3

(1)        Name of Underwriter and

            Underwriting Syndicate Members

            Morgan Stanley, JPMorgan, Bank of America Merrill Lynch, Wells Fargo, UBS, DB, Barclays,

(2)        Names of Issuers Avalon Bay Communities

             (3)       Title of Securities

Common Stock

(4)        Date of First Offering

            8/17/2011

Comparable Securities

                                                            (1)        AIV       (2)      EQR      (3) BRE

(5)        Amount of Total Offering

                                                 $654,075,000

(7)               Unit Price of Offering

                                                            $128.25

(7)        Underwriting Spread or

            Commission

                                    2.69

(8)        Years of Issuer’s Operations

            17

(9)        Trade Date

            8/17/2011

(11)           Portfolio Assets on Trade Date

JHF2USGL-$235,904,811.19

(11)      Price Paid per Unit

            $128.25

(12)      Total Price Paid by Portfolio

            $128.25

 (13)     Total Price Paid by Portfolio (12)

            plus Total Price Paid for same securities

            by other portfolios for which subadviser

            acts as investment adviser

                        $128.25

(14)      % of Portfolio Assets

            Applied to Purchase

            JHF2USGL-.004

(15)      Test set forth in paragraph (B)(4) of

            Procedures satisfied?

            yes

(16)      Prohibitions set forth in paragraph

            (B)(5) of Procedures not violated?

            yes

(17)      Years of Continuous Operation

            (unless municipal security, see below)

            17

(18)      Municipal Security - Received a

            rating in compliance with paragraph (A)(4)

            of the Procedures?

            N/A

(19)      Have the conditions in paragraphs

            (B)(1)(a), (B)(1)(b) and (B)(1)(c)

            of Procedures been satisfied?

            yes

All purchases by RREEF America LLC described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

10f-3 REPORT – John Hancock Trust

                             – John Hancock Funds II

                                                                Real Estate Fund

                                        Procedures Pursuant to Rule 10f-3

(1)        Name of Underwriter and

            Underwriting Syndicate Members

            Morgan Stanley, JPMorgan, Bank of America Merrill Lynch, Wells Fargo, UBS, DB, Barclays,

(2)        Names of Issuers Avalon Bay Communities

             (3)       Title of Securities

Common Stock

(4)        Date of First Offering

            8/17/2011

Comparable Securities

                                                            (1)        AIV       (2)      EQR      (3) BRE

(5)        Amount of Total Offering

                                                 $654,075,000

(8)               Unit Price of Offering

                                                            $128.25

(7)        Underwriting Spread or

            Commission

                                    2.69

(8)        Years of Issuer’s Operations

            17

(9)        Trade Date

            8/17/2011

(12)           Portfolio Assets on Trade Date

JHF2-$435,674,379.56

(11)      Price Paid per Unit

            $128.25

(12)      Total Price Paid by Portfolio

            $128.25

 (13)     Total Price Paid by Portfolio (12)

            plus Total Price Paid for same securities

            by other portfolios for which subadviser

            acts as investment adviser

                        $128.25

(14)      % of Portfolio Assets

            Applied to Purchase

            JHF2-.008

(15)      Test set forth in paragraph (B)(4) of

            Procedures satisfied?

            yes

(16)      Prohibitions set forth in paragraph

            (B)(5) of Procedures not violated?

            yes

(17)      Years of Continuous Operation

            (unless municipal security, see below)

            17

(18)      Municipal Security - Received a

            rating in compliance with paragraph (A)(4)

            of the Procedures?

            N/A

(19)      Have the conditions in paragraphs

            (B)(1)(a), (B)(1)(b) and (B)(1)(c)

            of Procedures been satisfied?

            yes

All purchases by RREEF America LLC described above were effected in compliance with the Trust’s Rule 10f-3 procedures.